As filed with the SEC on                  .           Registration No. 2-89780
                        ------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6


                         Post-Effective Amendment No. 30


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2


                            PRUCO LIFE OF NEW JERSEY
                          VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)


                                Thomas C. Castano
                               Assistant Secretary
                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate space):

  [_] immediately upon filing pursuant to paragraph (b) of Rule 485


  [X] on   May 1, 2001        pursuant to paragraph (b) of Rule 485
        --------------------
               (date)


  [_] 60 days after filing pursuant to paragraph (a) of Rule 485

  [_] on                      pursuant to paragraph (a) of Rule 485
         -------------------
               (date)

                                   CROSS REFERENCE SHEET
                                (as required by Form N-B-2)

  N-B-2 Item Number       Location
  -----------------       --------

        1.                Cover Page

        2.                Cover Page

        3.                Not Applicable

        4.                Sale of the Contracts and Sales Commissions

        5.                Pruco Life of New Jersey Variable Appreciable Account

        6.                Pruco Life of New Jersey Variable Appreciable Account

        7.                Not Applicable

        8.                Not Applicable

        9.                Litigation

       10. Introduction and Summary; Short-Term Cancellation Right, or "Free Look"; Contract Forms; Contract Date; Premiums; Allocation of Premiums; Transfers; Charges and Expenses; How a Contract's Cash Surrender Value Will Vary; How a Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; When Proceeds are Paid; Contract Loans; Lapse and Reinstatement; Options on Lapse; Right to Exchange a Contract for a Fixed-Benefit Insurance Policy; Tax-Qualified Pension Plans; The Fixed-Rate Option; Other General Contract Provisions; Voting Rights; Substitution of Series Fund Shares; Increases in Face Amount; Decreases in Face Amount; The Prudential Series Fund, Inc.

       11. Introduction and Summary; Pruco Life of New Jersey Variable Appreciable Account

       12. Cover Page; Introduction and Summary; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

       13. Introduction and Summary; The Prudential Series Fund, Inc.; Premiums; Allocation of Premiums; Charges and Expenses; Reduction of Charges for Concurrent Sales to Several Individuals; Sale of the Contract and Sales Commissions

       14. Introduction and Summary; Requirements for Issuance of a Contract

 N-B-2 Item Number        Location
 -----------------        --------

       15. Introduction and Summary; Premiums; Allocation of Premiums; Transfers; Dollar Cost Averaging; The Fixed Rate Option

       16.                Introduction and Summary;  Detailed  Information for
                          Contract Owners

       17. Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; When Proceeds are Paid

       18.                Pruco  Life  of  New  Jersey  Variable   Appreciable
                          Account;  How a Contract's Cash Surrender Value Will
                          Vary

       19.                Reports to Contract Owners

       20.                Not Applicable

       21.                Contract Loans

       22.                Not Applicable

       23.                Not Applicable

       24.                Other General  Contract  Provisions;  The Prudential
                          Series Fund, Inc.

       25.                Pruco Life Insurance Company of New Jersey

       26. Introduction and Summary; The Prudential Series Fund, Inc.; Charges and Expenses

       27. Pruco Life Insurance Company of New Jersey; The Prudential Series Fund, Inc.

       28.                Pruco  Life   Insurance   Company  of  New   Jersey;
                          Directors and Officers

       29.                Pruco Life Insurance Company of New Jersey

       30.                Not Applicable

       31.                Not Applicable

       32.                Not Applicable

       33.                Not Applicable

       34.                Not Applicable

       35.                Pruco Life Insurance Company of New Jersey

       36.                Not Applicable

       37.                Not Applicable

       38.                Sale of the Contract and Sales Commissions

       39.                Sale of the Contract and Sales Commissions

 N-B-2 Item Number        Location
 -----------------        --------

       40.                Not Applicable

       41.                Sale of the Contract and Sales Commissions

       42.                Not Applicable

       43.                Not Applicable

       44. Introduction and Summary; The Prudential Series Fund, Inc.; How a Contract's Cash Surrender Value Will Vary; How a Contract's Death Benefit Will Vary

       45.                Not Applicable

       46. Introduction and Summary; Pruco Life of New Jersey Variable Appreciable Account; The Prudential Series Fund, Inc.

       47.                Pruco  Life  of  New  Jersey  Variable   Appreciable
                          Account; The Prudential Series Fund, Inc.

       48.                Not Applicable

       49.                Not Applicable

       50.                Not Applicable

       51.                Not Applicable

       52.                Substitution of Series Fund Shares

       53.                Tax Treatment of Contract Benefits

       54.                Not Applicable

       55.                Not Applicable

       56.                Not Applicable

       57.                Not Applicable

       58.                Not Applicable

       59. Financial Statements: Financial Statements of the Variable Appreciable Life Subaccounts of Pruco Life of New Jersey Variable Appreciable Account; Financial Statements of Pruco Life Insurance Company of New Jersey

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                           Pruco Life of New Jersey's

                          Variable Appreciable Life(R)

                                    Insurance




                                                                      Prospectus




                                                    The Pruco Life of New Jersey
                                                            Variable Appreciable
                                                                         Account





                                                                     May 1, 2001



                                      Pruco Life Insurance Company of New Jersey

PROSPECTUS

May 1, 2001

PRUCO LIFE INSURANCE COMPANY
OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT

VARIABLE
APPRECIABLE
LIFE(R))
    ----------------------------------------------------------------------------
INSURANCE CONTRACTS

This prospectus describes two forms of an individual variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our") under the name Variable Appreciable Life" Insurance. Pruco Life of New Jersey, a stock life insurance company, is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The first form of the Contract provides a death benefit that generally remains fixed in an amount you, as the Contract owner, choose and cash surrender values that vary daily. The second form also provides cash surrender values that vary daily and a death benefit that will also vary daily. Under both forms of contract, the death benefit will never be less than the "face amount" of insurance you choose. There is no guaranteed minimum cash surrender value.

As of May 1, 1992, Pruco Life of New Jersey no longer offered these Contracts for sale.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

o Invest in one or more of 13 available subaccounts of the Pruco Life of New Jersey Variable Appreciable Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):


Conservative Balanced                   Government Income              Prudential Jennison
Diversified Bond                        High Yield Bond                Small Capitalization Stock
Equity                                  Money Market                   Stock Index
Flexible Managed                        Natural Resources              Value
Global


o    Invest in the fixed-rate option, which pays a guaranteed interest rate.

o Invest in the Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Account"), described in a prospectus attached to this one.

This prospectus describes the Contract generally and the Account. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the Series Fund portfolios. Pruco Life of New Jersey may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

                                                    PROSPECTUS CONTENTS
                                                                                                                             Page
INTRODUCTION AND SUMMARY.......................................................................................................1
   Brief Description of the Contract...........................................................................................1
   Charges.....................................................................................................................1
   Types of Death Benefit......................................................................................................3
   Premiums....................................................................................................................3
   Lapse and Guarantee Against Lapse...........................................................................................3

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE
ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT .....................................................4
   Pruco Life Insurance Company of New Jersey..................................................................................4
   Pruco Life of New Jersey Variable Appreciable Account.......................................................................4
   The Prudential Series Fund, Inc.............................................................................................5
   Voting Rights...............................................................................................................7
   The Fixed-Rate Option.......................................................................................................7
   The Pruco Life of New Jersey Variable Contract Real Property Account........................................................7
   Which Investment Option Should Be Selected?.................................................................................7

DETAILED INFORMATION FOR CONTRACT OWNERS.......................................................................................8
   Charges and Expenses........................................................................................................8
   Requirements for Issuance of a Contract....................................................................................12
   Short-Term Cancellation Right or "Free-Look"...............................................................................12
   Contract Forms.............................................................................................................12
   Contract Date..............................................................................................................13
   Premiums...................................................................................................................13
   Allocation of Premiums.....................................................................................................15
   Dollar Cost Averaging......................................................................................................15
   Transfers..................................................................................................................15
   Reduction of Charges for Concurrent Sales to Several Individuals...........................................................16
   How a Contract's Cash Surrender Value Will Vary............................................................................16
   How a Contract's Death Benefit Will Vary...................................................................................17
   When a Contract Becomes Paid-Up............................................................................................18
   Flexibility as to Payment of Premiums......................................................................................19
   Surrender of a Contract....................................................................................................19
   Withdrawal of Excess Cash Surrender Value..................................................................................20
   Increases in Face Amount...................................................................................................20
   Decreases in Face Amount...................................................................................................22
   Lapse and Reinstatement....................................................................................................22
   When Proceeds Are Paid.....................................................................................................23
   Living Needs Benefit.......................................................................................................23
   Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums...........................................24
   Contract Loans.............................................................................................................26
   Reports to Contract Owners.................................................................................................27
   Options on Lapse...........................................................................................................27
   Right to Exchange a Contract for a Fixed-Benefit Insurance Policy..........................................................28
   Sale of the Contract and Sales Commissions.................................................................................28
   Tax Treatment of Contract Benefits.........................................................................................29
   Tax-Qualified Pension Plans................................................................................................30
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits........................................................30
   Other General Contract Provisions..........................................................................................31
   Riders.....................................................................................................................31
   Substitution of Series Fund Shares.........................................................................................32
   State Regulation...........................................................................................................32
   Experts....................................................................................................................32
   Litigation and Regulatory Proceedings......................................................................................32
   Additional Information.....................................................................................................33
   Financial Statements.......................................................................................................33

                                                                            Page
DIRECTORS AND OFFICERS....................................................... 34

FINANCIAL STATEMENTS OF THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
  OF PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT................... A1

FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY........... B1

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

As of May 1, 1992, Pruco Life of New Jersey no longer offered these Contracts for sale.

The Variable Appreciable Life Insurance Contract (the "Contract") is issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we", "us", or "our"). The Contract is a form of flexible premium variable life insurance. It is based on a Contract Fund, the value of which changes every business day. The Contract Fund is the total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon. Contract debt is the principal amount of all outstanding loans plus any interest accrued. You will, however, have to pay a surrender charge if you decide to surrender the Contract during the first 10 years or 10 years after an increase in the face amount of insurance.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 13 available subaccounts, in the fixed-rate option, or in the Real Property Account.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 7. If you select the fixed-rate option, Pruco Life of New Jersey credits your account with a declared rate or rates of interest. You assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may negate any guarantees against lapse (see Lapse and Reinstatement, page 22) and possibly may result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 29.

Charges

We deduct certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Pruco Life of New Jersey makes additional charges if a Contract lapses or is surrendered during the first 10 Contract years or 10 years after an increase in the face amount of insurance. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Charges and Expenses on page 8. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Pruco Life of New Jersey may make:

               ----------------------------------------------------
                                 Premium Payment
               ----------------------------------------------------

               ----------------------------------------------------

                 o less a charge for taxes attributable to premiums

                 o   less $2 processing fee

                 o We deduct a sales charge from the Contract Fund of up to 5% of the portion of the premium remaining after deducting the $2 processing fee.
               ----------------------------------------------------

--------------------------------------------------------------------------------
                       Net Premium Amount

   o    To be invested in one or a combination of:
        o   The invested portfolios of the Series Fund
        o   The fixed-rate option
        o   The Real Property Account
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Daily Charges

   o We deduct management fees and expenses from the Series Fund and, if applicable, from the Real Property assets. See Underlying Portfolio Expenses chart, below, and Pruco Life of New Jersey Variable Contract Real Property Account, page 7.

   o We deduct a daily mortality and expense risk charge, equivalent to an annual rate of up to 0.60% from assets in the variable investment options.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Monthly Charges

   o We reduce the Contract Fund by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.

   o We reduce the Contract Fund by an administrative charge of up to $2.50 per Contract and up to $0.02 per $1,000 of face amount of insurance.

   o We deduct a charge for anticipated mortality, with the maximum charge based on 1980 CSO Tables. o If the Contract includes riders, we deduct rider charges from the Contract Fund. o If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract Fund.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Possible Charges


   o During the first 10 years or 10 years after an increase in the face amount of insurance, if the Contract lapses or is surrendered, we assess a contingent deferred sales charge. The maximum contingent deferred sales charges are reduced for Contracts that have been in-force for more than five years.


   o During the first 10 years, if the Contract lapses or is surrendered, we assess a contingent deferred administrative charge; this charge begins to decline uniformly after the fifth Contract year so that it disappears on the 10th Contract anniversary.

   o We assess an administrative processing charge equal to the lesser of $15 or 2% for each withdrawal of excess cash surrender value.
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Underlying Portfolio Expenses
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Total
                Portfolio                  Investment Advisory  Other Expenses    Contractual       Total Actual Expenses*
                                                   Fee                              Expenses
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 Conservative Balanced                           0.55%              0.05%           0.60%                  0.40%
 Diversified Bond                                0.40%              0.05%           0.45%                  0.40%
 Equity                                          0.45%              0.04%           0.49%                  0.40%
 Flexible Managed                                0.60%              0.04%           0.64%                  0.40%
 Global                                          0.75%              0.10%           0.85%                  0.85%
 Government Income                               0.40%              0.07%           0.47%                  0.47%
 High Yield Bond                                 0.55%              0.05%           0.60%                  0.60%
 Money Market                                    0.40%              0.04%           0.44%                  0.40%
 Natural Resources                               0.45%              0.13%           0.58%                  0.58%
 Prudential Jennison                             0.60%              0.04%           0.64%                  0.64%
 Small Capitalization Stock                      0.40%              0.08%           0.48%                  0.48%
 Stock Index                                     0.35%              0.04%           0.39%                  0.39%
 Value                                           0.40%              0.05%           0.45%                  0.45%
-----------------------------------------------------------------------------------------------------------------------------

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.40%), in which the Account previously invested. Pruco Life currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in the Conservative Balanced, Diversified Bond, Equity , Flexible Managed, and Money Market Portfolios will not exceed 0.40%. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.


Types of Death Benefit

You choose either of two Contract Forms. Under Contract Form A, the death benefit remains fixed in amount (unless the Contract becomes paid-up) and only the cash surrender value will vary with investment experience. Under a newer version, sold in most jurisdictions beginning in September 1986, the death benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance. Under Contract Form B, both the death benefit and the cash surrender value will vary with investment experience. However, the death benefit will never be less than the face amount regardless of investment experience. There is no minimum cash surrender value under either form of the Contract. (Unless we specifically state otherwise, all descriptions of and references to the "Contract" apply to both old and new Form A and Form B Contracts.)

Premium Payments

You have flexibility with respect to the payment of premiums. The Contract sets forth Scheduled Premiums payable annually, semi-annually quarterly or monthly. But you are generally permitted, within very broad limits, to pay greater than Scheduled Premiums. However, the payment of premiums in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment
Contract for federal income tax purposes. See Premiums, page 13 and Tax Treatment of Contract Benefits, page 29. The net portion of such payments will promptly be invested in the manner you previously selected. Cash surrender values will generally be increased whenever premiums are paid, unless earlier unfavorable investment experience must first be offset. The amount payable upon death under Contract Form B will also, generally, be increased by the payment of premiums.

Lapse and Guarantee Against Lapse


As long as you pay Scheduled Premiums on or before the due dates (or within a 61-day grace period after the scheduled due date) and missed premiums are made up later with interest, the Contract will not lapse, even if investment experience is unfavorable. Thus, the payment of Scheduled Premiums guarantees insurance protection at least equal to the face amount of the Contract. However, the failure to pay a minimum Scheduled Premium will not necessarily result in lapse of the Contract. If the net investment experience has been greater than the 4% assumed net rate of return used by Pruco Life of New Jersey's actuaries in designing this Contract, with a consequent increase in the amount invested under the Contract, and the Contract owner then fails to pay premiums when due, Pruco Life of New Jersey will use the "excess" amount to pay the charges due under the Contract and thus keep the Contract in-force. See Lapse and Reinstatement, page 22 . In this case, so long as the excess amount is sufficient, the Contract will not lapse despite the owner's failure to pay Scheduled Premiums.


The amount of the Scheduled Premium, for a specific face amount of insurance, depends upon the insured's sex (except where unisex rates apply), age at issue, and risk classification. The Scheduled Premium cannot be increased until the Contract anniversary after the insured's 65th birthday or, if later, 10 years from the date the Contract is issued. A new, higher Scheduled Premium, called the "second premium amount," is payable after this period. The second premium amount will be stated in each Contract. It is calculated on the assumptions that only Scheduled Premiums have been paid, and they have been paid when due, that maximum mortality charges (covering the cost of insurance for the period in question) and expense charges have been deducted, and that the net investment return upon the amount invested under the Contract has been equal to the 4% assumed net rate of return. If the amount invested under the Contract is higher than would be the case if the above conservative assumptions are borne out by experience, which currently appears to be a reasonable expectation, premiums after the insured's 65th birthday (or at 10 years after the issue date, if later) will be lower than the second premium amount stated in the Contract (and may or may not be higher than the initial Scheduled Premium).

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing another contract and you should consult a qualified tax adviser.

This prospectus was only offered in jurisdictions in which the offering was lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, The Prudential Series Fund prospectus and statement of additional information, and the prospectus for the Real Property Account.


      GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,
             PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT,
        AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT


Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York.


Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently pursuing reorganizing itself into a stock life insurance company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. The application was submitted on March 14, 2001. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. If demutualization does occur, all the guaranteed benefits described in your policy or contract would stay the same.


Pruco Life of New Jersey Variable Appreciable Account

We have established a separate account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is also the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life of New Jersey conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Before making any such transfer, Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life of New Jersey.

Currently, you may invest in one or a combination of 13 subaccounts. When you choose a subaccount, we purchase shares of the Series Fund which are held as an investment for that option. We hold these shares in the Account. We may add additional subaccounts in the future. The Account's financial statements begin on page A1.

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life Insurance Company ("Pruco Life") and Pruco Life of New Jersey, was merged into the Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life of New Jersey to provide benefits under the Contracts and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the Series Fund subaccounts. There is no assurance that the investment objectives of the Series Fund portfolios will be met.

Listed below are the available portfolios of the Series Fund and their investment objectives:

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.


o Equity Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.


o Flexible Managed Portfolio: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.


o Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.


o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o Prudential Jennison Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above average growth prospects.

o Small Capitalization Stock Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The

     Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization Index (the "S&P SmallCap 600 Index").



o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks generally. The Portfolio attempts to duplicate the price and yield performance of Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Series Fund. PIFM will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PIFM is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM's business address is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, New Jersey 07102.

Jennison Associates LLC ("Jennison"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Global, the Natural Resources, and the Prudential Jennison Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. ("PIMI"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock, and the Stock Index Portfolios. PIMI's business address is 751 Broad Street, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.

GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

Victory Capital Management ("Victory"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Victory will manage approximately 25% of the Portfolio. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 7 World Trade Center, 38th Floor, New York, New York 10048.

As an investment adviser, PIFM charges the Series Fund a daily investment management fee as compensation for its services. PIFM pays each sub-adviser out of the fee that PIFM receives from the Series Fund. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See Charges and Expenses, page 8.


In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Voting Rights

We are the legal owner of the shares in the Series Fund associated with the subaccounts. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Series Fund in its own right, it may elect to do so.

The Fixed-Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to a fixed-rate option. This amount becomes part of Pruco Life of New Jersey's general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 4%.

Transfers from the fixed-rate option are subject to strict limits. See Transfers, page 15. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See When Proceeds are Paid, page 23.

The Pruco Life of New Jersey Variable Contract Real Property Account

The Real Property Account is a separate account of Pruco Life of New Jersey. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life of New Jersey and Pruco Life, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the asset value.

The Partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

Which Investment Option Should Be Selected?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Equity, Global, Natural Resources, Prudential Jennison, Small Capitalization Stock, Stock Index, or Value Portfolios may be desirable options for Contract owners who are willing to accept such volatility in their Contract values. Each of these equity portfolios involves different investment risks, policies, and programs.


You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond or Government Income Portfolios. Or, you may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the
High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios. The Real Property Account permits diversification to your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.


Your choice should take into account how willing you are to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life of New Jersey representative from time to time about choices available to you under the Contract. Pruco Life of New Jersey recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.


                    DETAILED INFORMATION FOR CONTRACT OWNERS

Charges and Expenses

This section provides a more detailed description of each charge that is described briefly in the chart on page 4.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life of New Jersey is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life of New Jersey is now charging. If circumstances change, Pruco Life of New Jersey reserves the right to increase each current charge, up to the maximum charge, without giving any advance notice.

All of the charges we make, whether deducted from premiums or from the Contract Fund, are described below:


     1. We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, you will incur lower aggregate processing charges than those who pay premiums more frequently. During 2000, 1999, and 1998, Pruco Life of New Jersey received a total of approximately $626,000, $331,000, and $808,000, respectively, in processing charges.


     2. We deduct a charge of up to 5% from each premium payment for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. We will deduct part of this sales load from each premium received in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted. We also deduct 5% of each additional premium, whether scheduled or unscheduled. We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace. This second part is called the deferred sales charge. However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary. The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary. No deferred sales charge is applicable to the death benefit, no matter when that becomes payable.

          For Contracts under which premiums are payable annually, we will charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract year or an increase in the face amount of insurance. Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract year. More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary). The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

---------------------------------------------------------------------------------------------------------------------------

                                               The Deferred Sales Charge Will          Which is Equal to the Following
              For Contracts                     be the Following Percentage              Percentage of the Scheduled
           Surrendered During                 of One Scheduled Annual Premium         Premiums Due to Date of Surrender
---------------------------------------------------------------------------------------------------------------------------
Entire Year 1                                               25%                                    25.00%
Entire Year 2                                               30%                                    15.00%
Entire Year 3                                               35%                                    11.67%
Entire Year 4                                               40%                                    10.00%
Entire Year 5                                               45%                                     9.00%
First 7 Months of Year 6                                    45%                                     7.50%
First Month of Year 7                                       40%                                     5.71%
First Month of Year 8                                       30%                                     3.75%
First Month of Year 9                                       20%                                     2.22%
First Month of Year 10                                      10%                                     1.00%
First Month of Year 11
   and Thereafter                                            0%                                     0.00%
---------------------------------------------------------------------------------------------------------------------------

          For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher. See Premiums, page 3. To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract year without regard to the frequency at which premiums were paid.


          For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums. If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender. During 2000, 1999, and 1998, Pruco Life of New Jersey received a total of approximately $0, $0, and $18,000, respectively, in sales load charges.


          We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid after total premiums paid under the Contract exceed five years of Scheduled Premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the Account, fixed-rate option, or the Real Property Account, according to your instructions. We may, on a uniform and non-contractual basis, withdraw or modify this concession, although we do not currently intend to do so. If you elect to increase the face amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase, as explained under Increases in Face Amount on page 20.


     3. We deduct a charge from each premium payment for state and local premium-based taxes. This charge is equal to 2.5% of the premium remaining after the $2 processing charge has been deducted. (The 7.5% deduction referred to on page 15 is made up of the 5% sales load charge and the 2.5% premium tax charge). The premium tax charge is Pruco Life of New Jersey's estimate of the average burden of state taxes generally. The rate applies uniformly to all contract owners without regard to state of residence. Pruco Life of New Jersey may collect more for this charge than it actually pays for premium taxes. During 2000, 1999, and 1998, Pruco Life of New Jersey received a total of approximately $813,000, $890,000, and $1,015,000, respectively, in charges for payment of state premium taxes.


     4. On each Monthly date, we reduce the Contract Fund by an expense charge of $2.50 per Contract and up to $0.02 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). Currently this $0.02 per $1,000 charge will not be greater than $2 per month. We currently waive this $0.02 per $1,000 charge for Contracts issued after June 1, 1987 on a Pru-Matic Plan basis. Thus, for a Contract with the minimum face amount of $60,000, not issued on a Pru-Matic Plan basis, the aggregate amount deducted each year will be $44.40. This charge is to compensate Pruco Life of New Jersey for administrative expenses incurred, among other things, for processing claims, paying cash surrender values, making Contract changes, keeping records, and communicating with Contract owners. We will not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance. During 2000, 1999, and 1998, Pruco Life of New Jersey received a total of approximately $2,931,000, $3,096,000, and $2,418,000, respectively, in monthly administrative charges.

     5. On each Monthly date, we reduce the Contract Fund by a charge of $0.01 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the face amount, provided Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance. During 2000, 1999, and 1998, Pruco Life of New Jersey received a total of approximately $103,000, $209,000, and $398,000, respectively, for this risk charge.

     6. On each Monthly date, we deduct a mortality charge from the Contract Fund to cover anticipated mortality costs. When an insured dies, the amount paid to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges enable Pruco Life of New Jersey to pay this larger death benefit. We determine the charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon: (1) the insured's sex (except where unisex rates apply); (2) current attained age; and (3) the anticipated mortality for that class of persons. The maximum rate that Pruco Life of New Jersey may charge is based upon the 1980 CSO Tables. We may determine that a lesser amount than that called for by these mortality tables will be adequate to defray anticipated mortality costs for insureds of particular ages. If this occurs, we may make a lower mortality charge for such persons. We reserve the right to charge full mortality charges based on the applicable 1980 CSO Table, and any lower current mortality charges are not applicable to Contracts in-force pursuant to an option on lapse. See Options on Lapse, page 27. If a Contract has a face amount of at least $100,000 and the insured has met strict underwriting requirements so that the Contract is in-force on a "Select Rating" basis for the particular risk classification, current mortality charges for all ages may be lower still.


          Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Pruco Life of New Jersey.


     7. We deduct a charge for assuming mortality and expense risks. We deduct daily from the assets of each of the subaccounts of the Account and/or from the subaccount of the Real Property Account relating to this Contract, a percentage of those assets equivalent to an effective annual rate of 0.60%. The mortality risk assumed is that insureds may live for a shorter period of time than Pruco Life of New Jersey estimated. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life of New Jersey estimated. During 2000, 1999, and 1998, Pruco Life of New Jersey received a total of approximately $4,989,000, $4,878,000, and $4,631,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.

     8. We deduct an administrative charge of $5 for each $1,000 of face amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less) upon lapse or surrender of the Contract. This charge is made to cover the costs of: (1) processing applications; (2) conducting medical examinations; (3)
          determining insurability and the insured's risk class; and (4) establishing records relating to the Contract. However, this charge will not be assessed upon issuance of the Contract, nor will it ever be deducted from any death benefit payable under the Contract. Rather, it will be deducted only if the Contract is surrendered or lapses when it is in default past its days of grace, and even then it will not be deducted at all for Contracts that stay in-force through the end of the Contract's 10th anniversary (later if additional insurance is added after issue). And the charge will be reduced for Contracts that lapse or are surrendered before then but after the Contract's fifth anniversary. Specifically, the charge of $5 per $1,000 will be assessed upon surrenders or lapses occurring on or before the Contract's fifth anniversary. For each additional full month that the

          Contract stays in-force on a premium paying basis, this charge is reduced by $0.0833 per $1,000 of initial face amount, so that it disappears on the 10th anniversary. During 2000, 1999, and 1998, Pruco Life of New Jersey received a total of approximately $12,000, $22,000, and $118,000, respectively, from surrendered or lapsed Contracts. Additionally, if a Contract has a face amount of at least $100,000 and was issued on other than a Select Rating basis (see item 6, above), the owner may request that the Contract be reclassified to a Select Rating basis. Requests for reclassification to a Select Rating basis may be subject to an underwriting fee of up to $250, but we currently intend to waive that charge if the reclassification is effected concurrently with an increase in face amount.


     9. We deduct an administrative processing charge, in connection with each withdrawal of cash surrender value, which is the lesser of : (a) $15; and (b) 2% of each withdrawal amount. See Withdrawal of Excess Cash Surrender Value, page 20.

     10. If the Contract includes riders, we make monthly deductions from the Contract Fund for charges applicable to those riders. A deduction will also be made if the rating class of the insured results in an extra charge.

     11. An investment advisory fee is deducted daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.


          The total expenses of each portfolio for the year ended December 31, 2000, expressed as a percentage of the average assets during the year, are shown below:

------------------------------------------------------------------------------------------------------------------
                                            Total Portfolio Expenses
------------------------------------------------------------------------------------------------------------------
                                                                                       Total
                 Portfolio                    Investment Advisory  Other Expenses   Contractual    Total Actual
                                                      Fee                            Expenses        Expenses*
------------------------------------------------------------------------------------------------------------------
 Conservative Balanced                               0.55%             0.05%           0.60%           0.40%
 Diversified Bond                                    0.40%             0.05%           0.45%           0.40%
 Equity                                              0.45%             0.04%           0.49%           0.40%
 Flexible Managed                                    0.60%             0.04%           0.64%           0.40%
 Global                                              0.75%             0.10%           0.85%           0.85%
 Government Income                                   0.40%             0.07%           0.47%           0.47%
 High Yield Bond                                     0.55%             0.05%           0.60%           0.60%
 Money Market                                        0.40%             0.04%           0.44%           0.40%
Natural Resources                                    0.45%             0.13%           0.58%           0.58%
Prudential Jennison                                  0.60%             0.04%           0.64%           0.64%
Small Capitalization Stock                           0.40%             0.08%           0.48%           0.48%
Stock Index                                          0.35%             0.04%           0.39%           0.39%
Value                                                0.40%             0.05%           0.45%           0.45%
------------------------------------------------------------------------------------------------------------------

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.40%), in which the Account previously invested. Pruco Life currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in the Conservative Balanced, Diversified Bond, Equity , Flexible Managed, and Money Market Portfolios will not exceed 0.40%. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.


The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. Currently, no charge is being made to the Account for Pruco Life of New Jersey's federal income taxes. We will review the question of a charge to the Account for Pruco Life of New Jersey's federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Contracts.

Under current laws, Pruco Life of New Jersey may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contracts or the Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

The investment management fee and other expenses charged against the Real Property Account are described in the attached prospectus for that investment option.

Requirements for Issuance of a Contract

As of May 1, 1992, Pruco Life of New Jersey no longer offered these Contracts for sale. Generally, the minimum initial guaranteed death benefit was $60,000. However, higher minimums are applied to insureds over the age of 75. Insureds 14 years of age or less could apply for a minimum initial guaranteed death benefit of $40,000. The Contract was generally issued on insureds below the age of 81. Before issuing any Contract, Pruco Life of New Jersey required evidence of insurability which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

Short-Term Cancellation Right or "Free-Look"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life of New Jersey mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

Contract Forms

Two forms of the Contract were available. The Scheduled Premium for the Contract was the same for a given insured, regardless of which Contract Form you chose. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit of a Form A Contract does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See How a Contract's Death Benefit Will Vary, page 17. Favorable investment results on the assets related to the Contract and greater than Scheduled Premiums will generally result in increases in the cash surrender value. See How a Contract's Cash Surrender Value Will Vary, page 16.

Contract Form B also has an initial face amount of insurance but favorable investment performance and greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. See How a Contract's Cash Surrender Value Will Vary, page 16 and How a Contract's Death Benefit Will Vary, page 17. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured's 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See When a Contract Becomes Paid-Up, page 18 and How a Contract's Death Benefit Will Vary, page 17. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item 6 under Charges and Expenses, page 8. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 29. You should consult your tax adviser and Pruco Life of New Jersey representative before making unscheduled premium payments.

Contract owners of Form A Contracts should note that a withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a Contract owner with a minimum face amount Form A Contract cannot make withdrawals. Contract owners of Form B Contracts will not incur a surrender charge for a withdrawal and are not restricted if they purchased a minimum size Contract. See Withdrawal of Excess Cash Surrender Value, page 20.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms. Contract Form A will become paid-up more rapidly than a comparable Form B Contract. But Contract owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the death benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large cash surrender value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up. Instead, the death benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium. See How a Contract's Death Benefit Will Vary, page 17. Thus, instead of becoming paid-up, the Contract's death benefit will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the death benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.

Contract Date

The Contract Date will ordinarily be the later of the application date and the medical examination date. Under certain circumstances, we allowed the Contract to be back-dated, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

Premiums

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate Pruco Life of New Jersey both for the additional processing costs (see item 1 under Charges and Expenses, page 8) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Pruco Life of New Jersey's consent.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Currently, Contract owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See item 4 under Charges and Expenses, page 8. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the "premium change date"). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date. We reserve the right not to accept any further premium payments on a paid-up Contract. We will tell you what the amount of your second premium will be.

The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount. Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid. The tables on pages T1 through T4 show how the second premium amount compares with the first premium amount under Contracts and for different hypothetical investment results.

The following table shows, for two face amounts, representative initial preferred rating and standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

------------------------------------------------------------------------------------------------------

                               $60,000 Face Amount                     $100,000 Face Amount
                      --------------------------------------------------------------------------------

                          Preferred           Standard            Preferred             Standard
------------------------------------------------------------------------------------------------------
    Male, age 35
      at issue            $  554.80           $ 669.40            $  902.00            $1,093.00
------------------------------------------------------------------------------------------------------
   Female, age 45
      at issue            $  698.80           $ 787.60            $1,142.00            $1,290.00
------------------------------------------------------------------------------------------------------
    Male, age 55
      at issue            $1,556.20           $1,832.20           $2,571.00            $3,031.00
------------------------------------------------------------------------------------------------------


The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.


                               $60,000 Face Amount                     $100,000 Face Amount
                      --------------------------------------------------------------------------------
                           Monthly             Annual               Monthly               Annual
------------------------------------------------------------------------------------------------------
    Male, age 35
      at issue             $ 50.00            $ 554.80              $ 80.00              $ 902.00
------------------------------------------------------------------------------------------------------
   Female, age 45
      at issue             $ 62.60            $ 698.80              $101.00              $1,142.00
------------------------------------------------------------------------------------------------------
    Male, age 55
      at issue             $136.40            $1,556.20             $224.00              $2,571.00
------------------------------------------------------------------------------------------------------

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.


In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary. If this happens, Pruco Life of New Jersey may refuse to accept any further premium payments. If a Contract becomes paid-up, the death benefit then in-force becomes the guaranteed minimum death benefit; apart from this guarantee, the death benefit and the cash surrender value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up. Instead, the death benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's attained age at such time. See How a Contract's Death Benefit Will Vary, page 17. The term "Contract Fund" refers generally to the total amount invested under the Contract and is defined under Charges and Expenses on page 8. The term "net single premium," the factor which determines how much the death benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary on page 17. Whenever the death benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 29.

Allocation of Premiums

The initial premium, after we deduct applicable charges, is allocated among the subaccounts, the fixed-rate option or the Real Property Account on the Contract Date, according to the desired allocation specified in the application form. The invested portion of all subsequent premiums, are placed in the selected investment option[s] on the date of receipt at a Home Office. A $2 per payment processing charge and a deduction of up to 7.5% to cover certain charges apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received at a Home Office in accordance with the allocation you previously designated. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular subaccount, to the fixed-rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Dollar Cost Averaging

Under the Dollar Cost Averaging ("DCA") feature, either fixed dollar amounts or a percentage of the amount you designate under the DCA option will be transferred periodically from the DCA Money Market subaccount into other subaccounts available under the Contract, excluding the Money Market subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account and must be a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life of New Jersey's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

Currently, the amount initially designated to DCA must be at least $2,000. This minimum is subject to change at Pruco Life of New Jersey's discretion. Subject to the limitations on premium payments and transfers, you may allocate or transfer amounts to the DCA account after DCA has been established and as long as the DCA account has a positive balance. In addition, if you pay premiums on an annual or semi-annual basis and you have already established DCA, the premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date (i.e. the Contract Date and the same date in each subsequent month), provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of that month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If the Contract has outstanding premium allocation to the DCA account, but the DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently, there is no charge for using the DCA feature.

Transfers

If the Contract is not in default, or if the Contract is in-force as variable reduced paid-up insurance (see Options on Lapse, page 27), you may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. Currently, you may make additional transfers with our consent without charge. All or a portion of the amount credited to a subaccount may be transferred.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone
Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or if you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, see Assignment, page 31 , depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life of New Jersey cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed-rate option will be permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option, and (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. Pruco Life of New Jersey may change these limits in the future. Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

We may, on a non-discriminatory basis, permit the owner of an Appreciable Life insurance policy issued by Pruco Life of New Jersey (this fixed-benefit policy is briefly described under Right to Exchange a Contract for a Fixed-Benefit Insurance Policy on page 28) to exchange his or her policy for a comparable Variable Appreciable Life Contract with the same Contract Date, Scheduled Premiums, and Contract Fund without charge.


The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.


Reduction of Charges for Concurrent Sales to Several Individuals

We may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life of New Jersey determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

(1)  the number of individuals;

(2) the total amount of premium payments expected to be received from these Contracts;

(3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;

(4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which we believe to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life of New Jersey on a uniform basis. Pruco Life of New Jersey's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

How a Contract's Cash Surrender Value Will Vary

Your Contract has a cash surrender value which may be obtained while the insured is living by surrender of the Contract. Unlike traditional fixed-benefit whole-life insurance, however, a Contract's cash surrender value is not known in advance because it varies daily with the investment performance of the subaccount[s] and/or Real Property Account in which the Contract participates.

On the Contract Date, the Contract Fund value is the invested portion of the initial premium less the first monthly deductions. This amount is placed in the investment option[s] designated by the owner. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in:

(1) the value of the securities in which the assets of the subaccount[s] have been invested;

(2) the investment performance of the Real Property Account if that option has been selected;

(3)  interest credited on amounts allocated to the fixed-rate option;

(4) the daily asset charge for mortality and expense risk equal to 0.001639% of the assets of the subaccount[s] of the Account; and (5) the subaccount of the Real Property Account relating to this Contract.

The Contract Fund value also changes to reflect the receipt of additional premium payments and the monthly deductions described in the preceding section.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the deferred sales and administrative charges, if any, and any Contract debt. Upon request, Pruco Life of New Jersey will tell a Contract owner the cash surrender value of his or her Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment experience, even if a Contract owner continues to pay Scheduled Premiums when due.

If the net investment return in the selected investment option[s] is greater than 4%, the Contract Fund and cash surrender value for a Form B Contract can be expected to be less than the Contract Fund and cash surrender value for a Form A Contract with identical premiums and investment experience. This is because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance.

The tables on pages T1 through T4 of this prospectus illustrate what the cash surrender values would be for representative Contracts, assuming uniform hypothetical investment results in the selected Series Fund portfolio[s], and also provide information about the aggregate Scheduled Premiums payable under those Contracts. Also illustrated is what the death benefit would be under Form B Contracts given the stated assumptions. The tables also show the premium amount that would be required on the premium change date to guarantee the Contract against lapse regardless of investment performance for each illustrated Contract under each of the assumed investment returns.

How a Contract's Death Benefit Will Vary

As described earlier, there are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life of New Jersey began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

(A) If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less, see Requirements for Issuance of a Contract on page 12) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. See When a Contract Becomes Paid-Up, page 18. The death benefit does reflect a deduction for the amount of any Contract debt. See Contract Loans, page 26.

(B) If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract. The "Tabular Contract Fund Value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

       (1)     you paid only Scheduled Premiums;

       (2)     you paid Scheduled Premiums when due;

       (3) your selected investment options earned a net return at a uniform rate of 4% per year;

       (4)     we deducted full mortality charges based upon the 1980 CSO Table;

       (5)     we deducted maximum sales load and expense charges; and

       (6)     there was no Contract debt.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.


Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. See Contract Loans, page 26. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.


You may also increase or decrease the face amount of your Contract, subject to certain conditions. See Increases in Face Amount, page 20 and Decreases in Face Amount, page 22.

2. Revised Contracts:

Under the revised Contracts issued since September 1986, the death benefit will be calculated as follows:

(A) Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B) Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

-------------------------------------------------------------------------------------------------------------------------------

                                       Increase in Insurance                                                  Increase in
        Male           Net Single           Amount Per $1                 Female         Net Single          Insurance
      Attained           Premium        Increase in Contract             Attained         Premium             Amount Per $1
        Age                                     Fund                       Age                                 Increase in
                                                                                                              Contract
                                                                                                                  Fund
-------------------------------------------------------------------------------------------------------------------------------

        5              .09884                $10.12                        5             .08198                $12.20
       25              .18455                $ 5.42                       25             .15687                $ 6.37
       35              .25596                $ 3.91                       35             .21874                $ 4.57
       55              .47352                $ 2.11                       55             .40746                $ 2.45
       65              .60986                $ 1.64                       65             .54017                $ 1.85
-------------------------------------------------------------------------------------------------------------------------------

Whenever the death benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See Increases in Face Amount, page 20 and Decreases in Face Amount, page 22.

When a Contract Becomes Paid-Up

Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase. The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing death benefit for the remaining life of the insured. If this should occur, Pruco Life of New Jersey will notify the owner that no further premium payments are needed. We reserve the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up. See Riders, page 31. The revised Contracts will not become paid-up.

We guarantee that the death benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates. The cash surrender value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under Charges and Expenses, page 8) will not be made. The death benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

As noted earlier, Contracts issued on insureds of 14 years of age or less include a special provision under which the face amount of insurance increases automatically to 150% of the initial face amount on the Contract anniversary after the insured reaches the age of 21. If a Contract becomes paid-up prior to that anniversary, Pruco Life of New Jersey will, instead of declaring the Contract to be paid-up, increase the death benefit by the amount necessary to keep the Contract in-force as a premium paying Contract. If this should occur, the increase in the death benefit on the Contract anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the face amount of insurance.


Flexibility as to Payment of Premiums

A significant feature of this Contract is that it permits the owner to pay greater than Scheduled Premiums. Conversely, payment of a Scheduled Premium need not be made if the Contract Fund is large enough to pay the charges due under the Contract without causing the Contract to lapse. See Lapse and Reinstatement, page 22. In general, we will accept any premium payment if the payment is at least $25. Pruco Life of New Jersey does reserve the right, however, to limit unscheduled premiums to a total of $10,000 in any Contract year; to refuse to accept premiums once a Contract becomes paid-up; and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two forms of Contract. Greater than scheduled payments under an original version Form A Contract increase the Contract Fund and make it more likely that the Contract will become paid-up. Greater than scheduled payments under an original version Form B Contract increase both the Contract Fund and the death benefit, but it is less likely to become paid-up than a Form A Contract on which the same premiums are paid. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

There may, however, be a disadvantage if you make premium payments substantially in excess of Scheduled Premiums. Such payments may cause the Contract to be classified as a Modified Endowment Contract. The federal income tax laws, discussed more fully under Tax Treatment of Contract Benefits, page 29, may impose an income tax, as well as a penalty tax, upon distributions to contract owners under life insurance contracts that are classified as Modified Endowment Contracts. You should consult your own tax adviser and Pruco Life of New Jersey representative before making a large premium payment.

Surrender of a Contract


You may surrender your Contract, in whole or in part, for its cash surrender value or a fixed reduced paid-up insurance benefit while the insured is living. Partial surrender involves splitting the Contract into two Contracts. One is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums and cash surrender values will be proportionately reduced. The reduction is based upon the face amount of insurance. The Contract's face amount of insurance must be at least equal to the minimum face amount applicable to the insured's Contract. See Requirements for Issuance of a Contract, page 12. For paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced. The death benefit immediately after the partial withdrawal must be at least equal to the minimum face amount applicable to the insured's Contract.


To surrender a Contract, in whole or in part, you must deliver or mail the Contract with a written request in a form that meets Pruco Life of New Jersey's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the date such request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 29.

Withdrawal of Excess Cash Surrender Value

You may surrender your Contract, in whole or in part, for its cash surrender value. This is available only before the Contract becomes paid up and avoids splitting the Contract into two Contracts. You may make a partial withdrawal only if the following conditions are satisfied. The basic limiting condition is that you may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash surrender value. (The "tabular cash surrender value" refers to the Tabular Contract Fund Value minus any applicable surrender charges.) But because this excess over the applicable tabular cash surrender value may be made up in part by an outstanding Contract loan, there is a further condition that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make no more than four withdrawals in a Contract year, and there is a fee equal to the lesser of $15 or 2% for each withdrawal. You may only repay an amount withdrawn as a scheduled or unscheduled premium, which is subject to the Contract charges. Upon request, we will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 29.

Whenever a partial withdrawal is made, the death benefit payable will immediately be reduced, generally by the amount of the withdrawal. This will not change the guaranteed minimum amount of insurance under a Form B Contract (i.e., the face amount) or the amount of the Scheduled Premium that will be payable thereafter on such a Contract. Under a Form A Contract, however, the guaranteed minimum amount of insurance will be reduced by the amount of the partial withdrawal. A partial withdrawal will not be permitted under a Form A Contract if it would result in a new face amount less than the minimum face amount applicable to the insured's Contract. See Requirements for Issuance of a Contract, page 12. It is important to note, however, that if the face amount is decreased, the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 29. Before making any withdrawal which causes a decrease in face amount, you should consult your tax adviser and Pruco Life of New Jersey representative. In addition, the amount of the Scheduled Premiums due thereafter under a Form A Contract will be reduced to reflect the lower face amount of insurance. Since a withdrawal under a Form A Contract results in a decrease in the face amount of insurance, the Contract Fund may be reduced, not only by the amount withdrawn but also by a proportionate part of any applicable surrender charges, based upon the percentage reduction in face amount. We will send replacement Contract pages showing the new face amount, new tabular values and, if applicable, a new table of surrender charges to owners of a Form A Contract who make a partial withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, Pruco Life of New Jersey treats withdrawals as a return of premium for purposes of determining whether a lapse has occurred. Withdrawals from paid up Contracts may result in an increased mortality charge.

Increases in Face Amount

You may increase the amount of your insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Pruco Life of New Jersey. An increase in face amount is in many ways similar to the purchase of a second Contract. It differs in the following respects:

(1) the minimum permissible increase is $25,000, while the minimum for a new Contract was $60,000;

(2) monthly fees are lower because only a single $2.50 per month administrative charge is made rather than two;

(3) a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges;

(4) the monthly expense charge of $0.02 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and

(5) the Contract will lapse or become paid-up as a unit, unlike the case if two separate Contracts are purchased.

Despite these differences, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher Scheduled Premiums in exchange for greater insurance benefits.

You may elect to increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met:

(1)    You must ask for the increase in writing on an appropriate form;

(2)    The amount of the increase in face amount must be at least $25,000;

(3) The insured must supply evidence of insurability for the increase satisfactory to Pruco Life of New Jersey;

(4) If Pruco Life of New Jersey requests, you must send in the Contract to be suitably endorsed ;

(5) The Contract must be neither paid up nor in default on the date the increase takes effect;

(6)    You must pay an appropriate premium at the time of the increase;

(7) Pruco Life of New Jersey has the right to deny more than one increase in a Contract year; and

(8) If between the Contract Date and the date that your requested increase in face amount would take effect, Pruco Life of New Jersey has changed any of the bases on which benefits and charges are calculated for newly issued Contracts, then we have the right to deny the increase.

An increase in face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a non-smoker, which provides lower current cost of insurance rates.

Upon an increase in face amount, Pruco Life of New Jersey will recompute the Contract's Scheduled Premiums, deferred sales and administrative charges, tabular values, and monthly deductions from the Contract Fund. You have a choice, limited only by applicable state law, as to whether the recomputation will be made as of the prior or next Contract anniversary. There will be a payment required on the date of increase; the amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. We will tell you the amount of the required payment. You should also note that an increase in face amount could cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 29. Therefore, before increasing the face amount, you should consult your own tax adviser and Pruco Life of New Jersey representative.

Provided the increase is approved, the new insurance will take effect once Pruco Life of New Jersey receives the proper forms, any medical evidence necessary to underwrite the additional insurance and any amount needed by the company.

We will supply you with pages showing the increased face amount, the effective date of the increase, and the recomputed items described earlier. The pages will also describe how the face amount increase affects the various provisions of the Contract. Including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see Other General Contract Provisions, page 31) will run from the effective date of the increase.

Pruco Life of New Jersey will assess, upon lapse or surrender following an increase in face amount, the sum of (a) the deferred sales and administrative charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and administrative charges that would have been assessed if the increase in death benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums. Because an increase in face amount triggers new contingent deferred sales and administrative charges, you should not elect to increase the face amount of your Contract if you are contemplating a total or partial surrender or a decrease in the face amount of insurance.

An increase in face amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load, described under item 2 of Charges and Expenses on page 8. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule just described. The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, a Contract owner considering an increase in face amount should be aware that such an increase will entail sales charges comparable to the purchase of a new Contract.

If you elect to increase the face amount of your Contract, you will receive a "free-look" right and a right to convert to a fixed-benefit contract, which will apply only to the increase in face amount, not the entire Contract. These rights are comparable to the rights afforded to the purchaser of a new Contract. See Short-Term Cancellation Right or "Free-Look", page 12 and Right to Exchange a Contract for a Fixed-Benefit Insurance Policy, page 28.

The "free-look" right allows a Contract to be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life of New Jersey mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

Charges deducted since the increase will be recomputed as though no increase had been effected. The right to convert the increase in face amount to a fixed-benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange. See Short-Term Cancellation Right or "Free-Look", page 12 and Right to Exchange a Contract for a Fixed-Benefit Insurance Policy, page 28.

Decreases in Face Amount

As explained earlier, you may effect a partial surrender of a Contract (see Surrender of a Contract, page 19) or a partial withdrawal of excess cash surrender value (see Withdrawal of Excess Cash Surrender Value, page 20). You also have the option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection without decreasing their current cash surrender value. This will result in a decrease in the amount of future Scheduled Premiums and in the monthly deductions for the cost of insurance. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). Your Contract Fund value, however, will be reduced by deduction of a proportionate part of the contingent deferred sales and administrative charges, if any. Scheduled Premiums for the Contract will also be proportionately reduced. The Contracts of owners who exercise the right to reduce face amount will be amended to show the new face amount, tabular values, Scheduled Premiums, monthly charges, and if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. A decrease will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the insured's Contract. See Requirements for Issuance of a Contract, page 12. A reduction will not be permitted if it causes the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code. A Contract is no longer eligible for the Select Rating if the face amount is reduced below $100,000.

It is important to note, however, that if the face amount is decreased there is a danger that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 29. Before making any withdrawal which causes a decrease in face amount, you should consult your own tax adviser and Pruco Life of New Jersey representative.

Lapse and Reinstatement


If Scheduled Premiums are paid on or before each due date or within the grace period after each due date, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date. This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, Pruco Life of New Jersey will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits on page 29.


A Contract that has lapsed may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life of New Jersey requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, page 27.

When Proceeds Are Paid

We will generally pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, we may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend;
(2) trading is restricted by the SEC; or (3) the SEC declares that an emergency exists.


With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in-force as extended term insurance, we expect to pay the cash surrender value promptly upon request. However, we have the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% a year if we delay such a payment for more than 30 days (or a shorter period if required by applicable law).


Living Needs Benefit

The Living Needs Benefit(SM) is available under the Contract. It may be added to Contracts at issue and there is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. You should consult with a Pruco Life of New Jersey representative as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may
(1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life of New Jersey reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life of New Jersey can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums

The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract with a face amount of $60,000 bought by a 35 year old male, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium of $554.80 is paid on each Contract anniversary and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 13 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option or the Real Property Account.

The tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The tables reflect values applicable to both revised and original Contracts. However, these values are not applicable to the original Contracts where the death benefit has been increased to the Contract Fund divided by the net single premium.

The first table (page T1) assumes a Form A Contract has been purchased and the second table (page T2) assumes a Form B Contract has been purchased. Both assume the current charges will continue for the indefinite future. Moreover, these tables reflect Pruco Life of New Jersey's current practice of waiving the front-end sales load of 5% after total premiums paid exceeds five scheduled annual premiums. See Charges and Expenses, page 8. The tables also reflect Pruco Life of New Jersey's current practice of increasing the Contract Fund on a percentage basis based on the attained age of the insured. While we do not currently intend to withdraw or modify these reductions in charges or additions to the Contract Fund, we reserve the right to do so.

The third and fourth tables (pages T3 and T4) assume that Form A and Form B Contracts have been purchased, respectively, and the maximum contractual charges have been made from the beginning. Neither reflect the waiver of the front-end sales load nor the monthly additions to the Contract Fund that further reduce the cost of insurance charge.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 13 portfolios of 0.50%, and the daily deduction from the Contract Fund of 0.60% per year. Thus, based on the above assumptions, gross investment returns of 0%, 4%, 8% and 12% are the equivalent of net investment returns of -1.10%, 2.90%, 6.90% and 10.90%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.50% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.


Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration for your own age, sex and rating class.


                                                            ILLUSTRATIONS
                                                            -------------

                                            VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                    FORM A -- FIXED DEATH BENEFIT
                                                     MALE PREFERRED ISSUE AGE 35
                                                  $60,000 GUARANTEED DEATH BENEFIT
                                          $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (4)
                                                  USING CURRENT SCHEDULE OF CHARGES

                                               Death Benefit (2)(3)                         Cash Surrender Value (2)(3)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                 Annual Investment Return of                         Annual Investment Return of
  End of     Accumulated    ---------------------------------------------------- ---------------------------------------------------
  Policy    at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross    12% Gross
   Year      Per Year (4)   (-1.10% Net)  (2.90% Net)  (6.90% Net)  (10.90% Net) (-1.10% Net)  (2.90% Net)  (6.90% Net) (10.90% Net)
  ------    --------------  ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1          $   577        $60,000      $60,000     $ 60,000      $ 60,000      $     0      $     0     $      0     $      0
     2          $ 1,177        $60,000      $60,000     $ 60,000      $ 60,000      $   226      $   274     $    323     $    374
     3          $ 1,801        $60,000      $60,000     $ 60,000      $ 60,000      $   527      $   621     $    720     $    825
     4          $ 2,450        $60,000      $60,000     $ 60,000      $ 60,000      $   820      $   973     $  1,141     $  1,322
     5          $ 3,125        $60,000      $60,000     $ 60,000      $ 60,000      $ 1,102      $ 1,330     $  1,585     $  1,869
     6          $ 3,827        $60,000      $60,000     $ 60,000      $ 60,000      $ 1,512      $ 1,831     $  2,196     $  2,615
     7          $ 4,557        $60,000      $60,000     $ 60,000      $ 60,000      $ 1,938      $ 2,362     $  2,863     $  3,451
     8          $ 5,317        $60,000      $60,000     $ 60,000      $ 60,000      $ 2,352      $ 2,898     $  3,559     $  4,359
     9          $ 6,106        $60,000      $60,000     $ 60,000      $ 60,000      $ 2,754      $ 3,437     $  4,289     $  5,347
    10          $ 6,927        $60,000      $60,000     $ 60,000      $ 60,000      $ 3,145      $ 3,982     $  5,054     $  6,424
    15          $11,553        $60,000      $60,000     $ 60,000      $ 60,000      $ 4,490      $ 6,410     $  9,250     $ 13,452
    20          $17,182        $60,000      $60,000     $ 60,000      $ 60,000      $ 5,419      $ 8,941     $ 15,015     $ 25,530
    25          $24,029        $60,000      $60,000     $ 60,000      $ 85,477      $ 5,685      $11,380     $ 22,994     $ 46,197
30 (Age 65)     $32,361        $60,000      $60,000     $ 60,000      $132,283      $ 4,911      $13,423     $ 34,305     $ 80,674
    35          $49,781        $60,000      $60,000     $ 74,284      $202,583      $16,896      $21,907     $ 50,421     $137,506
    40          $70,975        $60,000      $60,000     $ 97,025      $309,375      $27,898      $31,131     $ 72,206     $230,237
    45          $96,761        $60,000      $60,000     $126,332      $474,077      $38,142      $41,632     $101,235     $379,897

(1) If premiums are paid more frequently than annually, the initial payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The ultimate payments would be $1,775.20 semi-annually, $897.80 quarterly or $302.60 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4)  For a  hypothetical  gross  investment  return of 0%, the second  Scheduled
     Premium will be $3,402.29.  For a gross return of 4%, the second  Scheduled
     Premium will be $1,847.87. For a gross return of 8%, the second Scheduled Premium will be $554.80. For a gross return of 12%, the second Scheduled Premium will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.






                                       T1


                                           VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                 FORM B -- VARIABLE DEATH BENEFIT
                                                    MALE PREFERRED ISSUE AGE 35
                                                 $60,000 GUARANTEED DEATH BENEFIT
                                         $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (4)
                                                 USING CURRENT SCHEDULE OF CHARGES

                                               Death Benefit (2)(3)                         Cash Surrender Value (2)(3)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                 Annual Investment Return of                         Annual Investment Return of
  End of     Accumulated    ---------------------------------------------------- ---------------------------------------------------
  Policy    at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross    12% Gross
   Year      Per Year (4)   (-1.10% Net)  (2.90% Net)  (6.90% Net)  (10.90% Net) (-1.10% Net)  (2.90% Net)  (6.90% Net) (10.90% Net)
  ------    --------------  ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1         $    577        $60,000      $60,016     $ 60,033      $ 60,050      $     0      $     0      $     0     $      0
     2         $  1,177        $60,000      $60,031     $ 60,081      $ 60,131      $   225      $   273      $   322     $    373
     3         $  1,801        $60,000      $60,048     $ 60,147      $ 60,251      $   526      $   619      $   718     $    822
     4         $  2,450        $60,000      $60,065     $ 60,232      $ 60,412      $   818      $   971      $ 1,137     $  1,318
     5         $  3,125        $60,000      $60,085     $ 60,339      $ 60,621      $ 1,099      $ 1,326      $ 1,580     $  1,863
     6         $  3,827        $60,000      $60,136     $ 60,499      $ 60,915      $ 1,510      $ 1,826      $ 2,189     $  2,605
     7         $  4,557        $60,000      $60,192     $ 60,688      $ 61,271      $ 1,935      $ 2,356      $ 2,853     $  3,436
     8         $  5,317        $60,000      $60,253     $ 60,908      $ 61,700      $ 2,349      $ 2,890      $ 3,545     $  4,337
     9         $  6,106        $60,000      $60,320     $ 61,162      $ 62,208      $ 2,751      $ 3,428      $ 4,270     $  5,316
    10         $  6,927        $60,000      $60,395     $ 61,454      $ 62,806      $ 3,141      $ 3,970      $ 5,029     $  6,381
    15         $ 11,553        $60,000      $61,161     $ 63,947      $ 68,062      $ 4,505      $ 6,402      $ 9,188     $ 13,303
    20         $ 17,182        $60,000      $62,449     $ 68,332      $ 78,470      $ 5,458      $ 8,910      $14,793     $ 24,931
    25         $ 24,029        $60,000      $64,644     $ 75,610      $ 97,882      $ 5,751      $11,233      $22,199     $ 44,471
30 (Age 65)    $ 32,361        $60,497      $68,370     $ 87,231      $132,836      $ 4,997      $12,870      $31,731     $ 77,336
    35         $ 51,909        $62,438      $68,206     $ 89,712      $195,134      $16,740      $22,508      $44,014     $132,449
    40         $ 75,692        $63,509      $69,160     $ 96,828      $299,491      $27,119      $32,770      $60,438     $222,881
    45         $104,628        $64,208      $71,808     $110,894      $461,112      $35,947      $43,547      $82,633     $369,507

(1) If premiums are paid more frequently than annually, the initial payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The ultimate payments would be $1,775.20 semi-annually, $897.80 quarterly or $302.60 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4)  For a  hypothetical  gross  investment  return of 0%, the second  Scheduled
     Premium will be $3,403.01.  For a gross return of 4%, the second  Scheduled
     Premium will be $2,225.67. For a gross return of 8%, the second Scheduled Premium will be $554.80. For a gross return of 12%, the second Scheduled Premium will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.







                                       T2


                                            VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                    FORM A -- FIXED DEATH BENEFIT
                                                     MALE PREFERRED ISSUE AGE 35
                                                  $60,000 GUARANTEED DEATH BENEFIT
                                          $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (4)
                                                  USING MAXIMUM CONTRACTUAL CHARGES

                                               Death Benefit (2)(3)                         Cash Surrender Value (2)(3)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                 Annual Investment Return of                         Annual Investment Return of
  End of     Accumulated    ---------------------------------------------------- ---------------------------------------------------
  Policy    at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross    12% Gross
   Year      Per Year (4)   (-1.10% Net)  (2.90% Net)  (6.90% Net)  (10.90% Net) (-1.10% Net)  (2.90% Net)  (6.90% Net) (10.90% Net)
  ------    --------------  ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1         $    577        $60,000      $60,000      $60,000      $ 60,000       $    0      $     0      $     0     $      0
     2         $  1,177        $60,000      $60,000      $60,000      $ 60,000       $  184      $   231      $   279     $    328
     3         $  1,801        $60,000      $60,000      $60,000      $ 60,000       $  460      $   550      $   645     $    746
     4         $  2,450        $60,000      $60,000      $60,000      $ 60,000       $  722      $   869      $ 1,028     $  1,201
     5         $  3,125        $60,000      $60,000      $60,000      $ 60,000       $  969      $ 1,185      $ 1,427     $  1,697
     6         $  3,827        $60,000      $60,000      $60,000      $ 60,000       $1,312      $ 1,610      $ 1,954     $  2,349
     7         $  4,557        $60,000      $60,000      $60,000      $ 60,000       $1,663      $ 2,057      $ 2,523     $  3,074
     8         $  5,317        $60,000      $60,000      $60,000      $ 60,000       $1,995      $ 2,496      $ 3,108     $  3,850
     9         $  6,106        $60,000      $60,000      $60,000      $ 60,000       $2,307      $ 2,929      $ 3,709     $  4,683
    10         $  6,927        $60,000      $60,000      $60,000      $ 60,000       $2,599      $ 3,353      $ 4,326     $  5,579
    15         $ 11,553        $60,000      $60,000      $60,000      $ 60,000       $3,147      $ 4,723      $ 7,101     $ 10,679
    20         $ 17,182        $60,000      $60,000      $60,000      $ 60,000       $2,881      $ 5,506      $10,218     $ 18,631
    25         $ 24,029        $60,000      $60,000      $60,000      $ 60,000       $1,277      $ 5,053      $13,402     $ 31,436
30 (Age 65)    $ 32,361        $60,000      $60,000      $60,000      $ 85,217       $    0      $ 2,268      $16,180     $ 51,971
    35         $ 58,960        $60,000      $60,000      $60,000      $122,082       $3,948      $11,105      $27,998     $ 82,864
    40         $ 91,322        $60,000      $60,000      $60,000      $172,735       $6,089      $18,416      $44,604     $128,549
    45         $130,695        $60,000      $60,000      $83,395      $242,928       $    0      $22,390      $66,828     $194,668

(1) If premiums are paid more frequently than annually, the payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,477.40; for a gross return of 4% the premium after age 65 will be $3,477.40; for a gross return of 8% the premium after age 65 will be $2,232.56; for a gross return of 12% the premium after age 65 will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.








                                       T3


                                            VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                  FORM B -- VARIABLE DEATH BENEFIT
                                                     MALE PREFERRED ISSUE AGE 35
                                                  $60,000 GUARANTEED DEATH BENEFIT
                                          $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (4)
                                                  USING MAXIMUM CONTRACTUAL CHARGES

                                            Death Benefit (2)(3)                           Cash Surrender Value (2)(3)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                 Annual Investment Return of                         Annual Investment Return of
  End of     Accumulated    ---------------------------------------------------- ---------------------------------------------------
  Policy    at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross    12% Gross
   Year      Per Year (4)   (-1.10% Net)  (2.90% Net)  (6.90% Net)  (10.90% Net) (-1.10% Net)  (2.90% Net)  (6.90% Net) (10.90% Net)
  ------    --------------  ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1         $    577        $60,000      $60,000      $60,013      $ 60,030       $    0      $     0      $     0     $      0
     2         $  1,177        $60,000      $60,000      $60,036      $ 60,085       $  183      $   230      $   278     $    327
     3         $  1,801        $60,000      $60,000      $60,072      $ 60,172       $  459      $   548      $   643     $    743
     4         $  2,450        $60,000      $60,000      $60,119      $ 60,291       $  720      $   866      $ 1,025     $  1,197
     5         $  3,125        $60,000      $60,000      $60,181      $ 60,449       $  967      $ 1,182      $ 1,422     $  1,690
     6         $  3,827        $60,000      $60,000      $60,257      $ 60,648       $1,309      $ 1,606      $ 1,947     $  2,338
     7         $  4,557        $60,000      $60,000      $60,349      $ 60,893       $1,660      $ 2,052      $ 2,513     $  3,058
     8         $  5,317        $60,000      $60,000      $60,457      $ 61,190       $1,992      $ 2,491      $ 3,095     $  3,827
     9         $  6,106        $60,000      $60,000      $60,583      $ 61,543       $2,305      $ 2,923      $ 3,691     $  4,651
    10         $  6,927        $60,000      $60,000      $60,728      $ 61,959       $2,597      $ 3,346      $ 4,303     $  5,534
    15         $ 11,553        $60,000      $60,000      $61,779      $ 65,230       $3,144      $ 4,714      $ 7,020     $ 10,471
    20         $ 17,182        $60,000      $60,000      $63,496      $ 71,353       $2,879      $ 5,494      $ 9,956     $ 17,814
    25         $ 24,029        $60,000      $60,000      $66,029      $ 81,964       $1,275      $ 5,038      $12,618     $ 28,552
30 (Age 65)    $ 32,361        $60,000      $60,000      $69,473      $ 99,482       $    0      $ 2,250      $13,973     $ 43,982
    35         $ 58,960        $60,000      $60,000      $72,144      $116,835       $3,945      $11,063      $26,446     $ 71,137
    40         $ 91,322        $60,000      $60,000      $77,606      $152,760       $6,085      $18,353      $41,216     $113,684
    45         $130,695        $60,000      $60,000      $86,973      $220,600       $    0      $22,281      $58,712     $176,776

(1) If premiums are paid more frequently than annually, the payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(4) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,477.40; for a gross return of 4% the premium after age 65 will be $3,477.40; for a gross return of 8% the premium after age 65 will be $2,949.83; for a gross return of 12% the premium after age 65 will be $1,278.52. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.






                                       T4

Contract Loans

You may borrow from Pruco Life of New Jersey an amount up to the current loan value of your Contract using the Contract as the only security for the loan. The loan value of a Contract is 90% of an amount equal to its Contract Fund, reduced by any charges due upon surrender. However, we will, on a non-contractual basis, increase the loan value by permitting you to borrow up to 100% of the portion of the Contract Fund attributable to the fixed-rate option (or any portion of the Contract Fund attributable to a prior loan supported by the fixed-rate option), reduced by any charges due upon surrender. The minimum amount that may be borrowed at any one time is $500, unless the loan is used to pay premiums on the Contract. A Contract in default has no loan value.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Pruco Life of New Jersey's consent.


If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Pruco Life of New Jersey determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2000 ranged from 7.65% to 8.41%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued thereon. If at any time your Contract debt exceeds your Contract Fund, Pruco Life of New Jersey will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Lapse and Reinstatement, page 22 and Tax Treatment of Contract Benefits - Pre-Death Distributions, page 29.


When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract. While a fixed-rate loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with a rate which is less than the loan interest rate for the Contract year by no more than 1.5%, rather than with the actual rate of return of the subaccount[s], the fixed-rate option or the Real Property Account. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when Pruco Life of New Jersey fixes a new rate, the new interest rate applies.


Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.


A loan will not affect the amount of the premiums due. If the death benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable.

A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. Loan repayments are allocated to the investment options proportionately based on their balances at the time of the loan repayment.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 29.


Reports to Contract Owners


Once each Contract year (except where the Contract is in-force as fixed extended term insurance), Pruco Life of New Jersey will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life of New Jersey may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.


You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each portfolio.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life of New Jersey prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.


1. Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Pruco Life of New Jersey, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.


     Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2. Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. See When a Contract Becomes Paid-Up, page 18. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Contract Loans, page 26. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 29.

     As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life of New Jersey's needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3. Payment of Cash Surrender Value. You can receive the cash surrender value by surrendering the Contract and making a written request in a form that meets Pruco Life of New Jersey's needs. If we receive the request after the 61-day grace period has expired, the cash surrender value will be the net value of any extended term insurance then in-force, or the net value of any reduced paid-up insurance then in-force, less any Contract debt. Surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 29.


Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

1. Original Contracts. At any time during the first 24 months after a Contract is issued, so long as the Contract is not in default, the owner may exchange it for an Appreciable Life insurance policy on the insured's life issued by Pruco Life of New Jersey. This is a general account, universal-life type policy with guaranteed minimum values. No evidence of insurability will be required to make an exchange. The new policy's premium and death benefit will be the same as the original Contract's on the date of exchange. The new policy will also have the same issue date and risk classification for the insured as the original Contract. If the Contract Fund value under the original Contract is greater than the Tabular Contract Fund Value under the new policy, the difference will be credited to the Contract owner and carried over to the new policy. If the Contract Fund value under the original Contract is less than the Tabular Contract Fund Value under the new policy, a cash payment will be required from the exchanging owner.

     The exchange will be effective when Pruco Life of New Jersey receives a written request in a form that meets its needs. Any outstanding Contract debt must be repaid on or before the effective date of the exchange.

     You may exchange the Contract for an Appreciable Life policy according to procedures meeting applicable state insurance law requirements if the Series Fund or one of its portfolios has a material change in its investment policy. The Company, in conjunction with the New Jersey Insurance Commissioner, will determine if a change in investment policy is material. For New York Contract owners, the Company will also consult the New York Superintendent of Insurance. The Contract owner will be able to exchange within 60 days of receipt of notice of such a material change or of the effective date of the change, whichever is later.

2. Revised Contracts. Under the revised Contracts, the only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract owners to transfer their entire Contract Fund to the fixed-rate option at any time within two years of any increase in face amount with respect to the amount of the increase. This is done without regard to the otherwise applicable limit of four transfers per year. See Transfers, page 15. This conversion right will also be provided if the Series Fund or one of its portfolios has a material change in its investment policy, as explained above. Generally, there is no right to exchange for an Appreciable Life contract.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract was sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so.

Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the Scheduled Premiums for the first year, no more than 12% of the Scheduled Premiums for the second, third, and fourth years, no more than 3% of the Scheduled Premiums for the fifth through 10th years, and no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than three years of service may be paid on a different basis. Representatives who met certain productivity, profitability, and persistency standards with regard to the sale of the Contract may be eligible for additional compensation.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life of New Jersey expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life of New Jersey's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in items 5 and 7 under Charges and Expenses, page 8.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

     o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

     o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     Contracts Not Classified as Modified Endowment Contracts.


     o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.


     o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

     o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

     o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

     Modified Endowment Contracts.

     o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

     o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

     o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

     All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Tax-Qualified Pension Plans

You may acquire the Contract to fund a retirement plan that qualifies for tax favored treatment under the Internal Revenue Code. We will issue such a Contract with a minimum face amount of $10,000, and with increases and decreases in face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the Scheduled Premiums will be the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We will give illustrations showing premiums and charges if you wish to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for a Contract issued in connection with a tax-qualified pension plan. See Lapse and Reinstatement, page 22. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax adviser before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations who purchased a Contract should consult their legal advisers to determine whether a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to another insurance company or to an employee benefit plan without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.


Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life of New Jersey's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.


Misstatement of Age or Sex. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life of New Jersey will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion. If the insured dies by suicide within two years from the effective date of an increase in the face amount of insurance, we will pay, as to the increase in amount, no more than the sum of the Scheduled Premiums attributable to the increase.

Riders

Contract owners may be able to obtain extra fixed benefits, which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life of New Jersey representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life of New Jersey upon written request.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when Pruco Life of New Jersey will have the right to refuse to accept further premiums. See When a Contract Becomes Paid-Up, page 18.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met.

Substitution of Series Fund Shares

Although Pruco Life of New Jersey believes it to be unlikely, it is possible that in the Judgement of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life of New Jersey may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts


The financial statements of Pruco Life of New Jersey as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of the Account as of December 31, 2000 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, FSA, MAAA, Director and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.


Litigation  and  Regulatory  Proceedings


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life of New Jersey and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life of New Jersey, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2000, Prudential and/or Pruco Life of New Jersey remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.

Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

As of December 31, 2000 Prudential has paid or reserved for payment of $4.405 billion before tax, equivalent to $2.850 billion after tax, to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.


Additional Information

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.


To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.


Further information may also be obtained from Pruco Life of New Jersey. Its address and telephone number are set forth on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past five years, are shown below.


                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., Chairman and Director - President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; prior to 1997: President, Prudential Select.

RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

IRA J. KLEINMAN, Director - Executive Vice President, Prudential International Insurance Group since 1997; prior to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group.

ESTHER H. MILNES, President and Director - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

I. EDWARD PRICE, Vice Chairman and Director - Senior Vice President and Actuary, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President and Actuary, Prudential Individual Insurance Group.


                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000: Vice President and Treasurer, Prudential.

JAMES C. DROZANOWSKI, Senior Vice President - Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; 1996 to 1998: Vice President and Operations Executive, Prudential Individual Insurance Group; prior to 1996: President, Credit Card Division, Chase Manhattan Bank.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President and IFS Controller, Enterprise Financial Management, Prudential since 2000; 1999 to 2000: Vice President and Individual Life Controller, Enterprise Financial Management, Prudential; 1997 to 1999: Vice President, Accounting,
Enterprise Financial Management; prior to 1997: Vice President, Accounting, External Financial Reporting.

The business address of all directors and officers of Pruco Life of New Jersey is 213 Washington Street, Newark, New Jersey 07102-2992.

PLNJ directors and officers are elected annually.

                           FINANCIAL STATEMENTS OF THE
                      VARIABLE APPRECIABLE LIFE SUBACCOUNTS
            OF PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                    SUBACCOUNTS
                                                     --------------------------------------------------------------------------
                                                       Money        Diversified                      Flexible      Conservative
                                                      Market           Bond           Equity          Managed        Balanced
                                                     Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                                     ----------     -----------    ------------    ------------    ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios, at net asset value [Note 3] ......   $7,387,175     $24,488,433    $172,538,264    $226,906,896    $107,371,347
                                                     ----------     -----------    ------------    ------------    ------------
  Net Assets .....................................   $7,387,175     $24,488,433    $172,538,264    $226,906,896    $107,371,347
                                                     ==========     ===========    ============    ============    ============

NET ASSETS, representing:
  Equity of contract owners [Note 4] .............   $7,387,175     $24,488,433    $172,538,264    $226,906,896    $107,371,347
                                                     ----------     -----------    ------------    ------------    ------------

                                                     $7,387,175     $24,488,433    $172,538,264    $226,906,896    $107,371,347
                                                     ==========     ===========    ============    ============    ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21


                                       A1

                                                  SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------
   High                                                                                                          Small
   Yield           Stock                          Natural                      Government      Prudential    Capitalization
   Bond            Index           Value         Resources         Global        Income        Jennison          Stock
 Portfolio       Portfolio       Portfolio       Portfolio       Portfolio     Portfolio       Portfolio       Portfolio
-----------     -----------     -----------      ----------     -----------    ----------     -----------     -----------
$28,433,502     $88,294,590     $12,911,064      $3,967,162     $70,656,692    $1,082,952     $30,479,300     $54,923,199
-----------     -----------     -----------      ----------     -----------    ----------     -----------     -----------
$28,433,502     $88,294,590     $12,911,064      $3,967,162     $70,656,692    $1,082,952     $30,479,300     $54,923,199
===========     ===========     ===========      ==========     ===========    ==========     ===========     ===========


$28,433,502     $88,294,590     $12,911,064      $3,967,162     $70,656,692    $1,082,952     $30,479,300     $54,923,199
-----------     -----------     -----------      ----------     -----------    ----------     -----------     -----------

$28,433,502     $88,294,590     $12,911,064      $3,967,162     $70,656,692    $1,082,952     $30,479,300     $54,923,199
===========     ===========     ===========      ==========     ===========    ==========     ===========     ===========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21



                                       A2

                           FINANCIAL STATEMENTS OF THE
                      VARIABLE APPRECIABLE LIFE SUBACCOUNTS
            OF PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                                ---------------------------------------------------------------------------------
                                                           Money Market                             Diversified Bond
                                                             Portfolio                                  Portfolio
                                                -------------------------------------     ---------------------------------------
                                                  2000          1999          1998           2000          1999           1998
                                                --------      --------       --------     ----------     ---------    -----------
INVESTMENT INCOME
  Dividend income ........................      $440,102      $362,423       $376,466     $1,453,002     $       0    $ 1,518,983
                                                --------      --------       --------     ----------     ---------    -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ............................        43,718        44,562         43,083        139,022       144,104        147,669
  Reimbursement for excess expenses
    [Note 5D] ............................        (2,905)       (1,825)        (1,102)       (11,804)       (6,334)        (5,945)
                                                --------      --------       --------     ----------     ---------    -----------

NET EXPENSES .............................        40,813        42,737         41,981        127,218       137,770        141,724
                                                --------      --------       --------     ----------     ---------    -----------
NET INVESTMENT INCOME (LOSS) .............       399,289       319,686        334,485      1,325,784      (137,770)     1,377,259
                                                --------      --------       --------     ----------     ---------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ...             0             0              0          2,919        67,535         88,872
  Realized gain (loss) on shares
    redeemed .............................             0             0              0         53,547        41,756         65,294
  Net change in unrealized gain (loss) on
    investments ..........................             0             0              0        665,982      (295,317)        22,951
                                                --------      --------       --------     ----------     ---------    -----------
NET GAIN (LOSS) ON INVESTMENTS ...........             0             0              0        722,448      (186,026)       177,117
                                                --------      --------       --------     ----------     ---------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................      $399,289      $319,686       $334,485     $2,048,232     $(323,796)   $ 1,554,376
                                                ========      ========       ========     ==========     =========    ===========









           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21



                                       A3


                                                     SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------------------
                 Equity                                 Flexible Managed                        Conservative Balanced
                Portfolio                                   Portfolio                                 Portfolio
----------------------------------------    ----------------------------------------   ----------------------------------------
    2000           1999          1998           2000           1999          1998          2000          1999           1998
 ----------   ------------  ------------    -----------  ------------   ------------     ---------    ----------   ------------
$ 3,310,665   $  3,250,226  $  3,479,231    $ 8,423,889  $     11,143   $ 10,349,173   $ 4,041,954    $4,689,573   $  4,872,397
-----------   ------------  ------------    -----------  ------------   ------------   -----------    ----------   ------------





  1,052,093      1,150,889     1,143,923      1,448,957     1,509,261      2,116,233       693,384       718,530        713,776

   (165,294)      (158,561)     (166,679)      (539,155)     (544,224)      (767,447)     (202,407)     (190,933)      (183,772)
-----------   ------------  ------------    -----------  ------------   ------------   -----------    ----------   ------------

    886,799        992,328       977,244        909,802       965,037      1,348,786       490,977       527,597        530,004
-----------   ------------  ------------    -----------  ------------   ------------   -----------    ----------   ------------
  2,423,866      2,257,898     2,501,987      7,514,087      (953,894)     9,000,387     3,550,977     4,161,976      4,342,393
-----------   ------------  ------------    -----------  ------------   ------------   -----------    ----------   ------------



 28,254,310     22,859,279    20,675,751      3,321,644     2,827,339     27,434,444       823,803       658,398      6,925,741

  5,712,248      5,681,025     4,685,572      1,182,171     1,322,321      8,721,978       573,190       787,439        594,578

(31,851,882)    (9,060,032)  (12,015,861)   (16,361,667)   14,382,751    (22,408,120)   (5,935,872)    1,388,838        329,870
-----------   ------------  ------------   ------------  ------------   ------------   -----------    ----------   ------------
  2,114,676     19,480,272    13,345,462    (11,857,852)   18,532,411     13,748,302    (4,538,879)    2,834,675      7,850,189
-----------   ------------  ------------    -----------  ------------   ------------   -----------    ----------   ------------



$ 4,538,542   $ 21,738,170  $ 15,847,449    $(4,343,765) $ 17,578,517   $ 22,748,689   $  (987,902)   $6,996,651   $ 12,192,582
===========   ============  ============    ===========  ============   ============   ===========    ==========   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21



                                       A4

                           FINANCIAL STATEMENTS OF THE
                      VARIABLE APPRECIABLE LIFE SUBACCOUNTS
            OF PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998


                                                                                  SUBACCOUNTS
                                            -------------------------------------------------------------------------------------
                                                          High Yield Bond                              Stock Index
                                                             Portfolio                                  Portfolio
                                            -----------------------------------------   -----------------------------------------
                                                2000           1999          1998           2000          1999           1998
                                            ------------    ----------      ---------   ------------  ------------   ------------
INVESTMENT INCOME
  Dividend income ......................... $  3,549,924    $   85,549     $1,994,015   $    761,936  $    767,914   $    540,470
                                            ------------    ----------     ----------   ------------  ------------   ------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] .............................      182,255       193,583         97,586        521,945       443,707        207,744
  Reimbursement for excess expenses
    [Note 5D] .............................            0             0              0              0             0              0
                                            ------------    ----------     ----------   ------------  ------------   ------------
NET EXPENSES ..............................      182,255       193,583         97,586        521,945       443,707        207,744
                                            ------------    ----------     ----------   ------------  ------------   ------------
NET INVESTMENT INCOME (LOSS) ..............    3,367,669      (108,034)     1,896,429        239,991       324,207        332,726
                                            ------------    ----------     ----------   ------------  ------------   ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ....            0             0              0      3,072,410       976,749      1,074,502
  Realized gain (loss) on shares redeemed..     (102,471)     (217,380)      (173,650)       618,918     4,605,818      1,754,137
  Net change in unrealized gain (loss) on
    investments ...........................   (5,925,033)    1,589,321     (2,569,803)   (13,317,734)    8,162,150     11,731,008
                                            ------------    ----------     ----------   ------------  ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS ............   (6,027,504)    1,371,941     (2,743,453)    (9,626,406)   13,744,717     14,559,647
                                            ------------    ----------     ----------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................. $ (2,659,835)   $1,263,907     $ (847,024)  $ (9,386,415) $ 14,068,924   $ 14,892,373
                                            ============    ==========     ==========   ============  ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21


                                       A5


                                                     SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                  Value                                 Natural Resources                                Global
                Portfolio                                   Portfolio                                   Portfolio
----------------------------------------       -------------------------------------   ------------------------------------------
    2000           1999           1998           2000          1999           1998          2000          1999           1998
-----------     ----------     ---------       --------     ---------      ---------   -------------  ------------   ------------
$   255,532     $  273,914   $   327,421       $ 41,764     $  14,639      $  21,538   $     589,378  $    295,800   $    490,032
-----------     ----------   -----------       --------     ---------      ---------   -------------  ------------   ------------




     67,287         71,439        74,057         17,558        12,695         15,493         491,115       411,889        140,140

          0              0             0              0             0              0               0             0              0
-----------     ----------   -----------       --------     ---------      ---------   -------------  ------------   ------------
     67,287         71,439        74,057         17,558        12,695         15,493         491,115       411,889        140,140
-----------     ----------   -----------       --------     ---------      ---------   -------------  ------------   ------------
    188,245        202,475       253,364         24,206         1,944          6,045          98,263      (116,089)       349,892
-----------     ----------   -----------       --------     ---------      ---------   -------------  ------------   ------------



    894,397      1,332,460        721,671             0             0        148,927       5,399,070       518,662      2,640,161
     19,473        244,341        117,016        36,188       (57,207)      (134,568)        546,962     1,889,924         32,172

    524,291       (422,725)   (1,610,976)       918,934       823,662       (469,228)    (21,942,646)   25,916,670      7,149,778
-----------     ----------   -----------       --------     ---------      ---------   -------------  ------------   ------------
  1,438,161      1,154,076      (772,289)       955,122       766,455       (454,869)    (15,996,614)   28,325,256      9,822,111
-----------     ----------   -----------       --------     ---------      ---------   -------------  ------------   ------------


$ 1,626,406     $1,356,551   $  (518,925)      $979,328     $ 768,399      $(448,824)  $ (15,898,351) $ 28,209,167   $ 10,172,003
===========     ==========   ===========       ========     =========      =========   =============  ============   ============






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21



                                       A6

                           FINANCIAL STATEMENTS OF THE
                      VARIABLE APPRECIABLE LIFE SUBACCOUNTS
            OF PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998


                                                                                    SUBACCOUNTS
                                                ---------------------------------------------------------------------------------
                                                         Government Income                         Prudential Jennison
                                                             Portfolio                                  Portfolio
                                                -------------------------------------   -----------------------------------------
                                                  2000          1999            1998        2000           1999           1998
                                                --------      --------        -------   ------------   -----------     ----------
INVESTMENT INCOME
  Dividend income ...........................   $ 77,981      $      0        $71,608   $     21,894   $    22,451     $   10,621
                                                --------      --------        -------   ------------   -----------     ----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ...............................      6,078         7,006          7,102        197,538        81,659         29,296
  Reimbursement for excess expenses
    [Note 5D] ...............................          0             0              0              0             0              0
                                                --------      --------        -------   ------------   -----------     ----------
NET EXPENSES ................................      6,078         7,006          7,102        197,538        81,659         29,296
                                                --------      --------        -------   ------------   -----------     ----------
NET INVESTMENT INCOME (LOSS) ................     71,903        (7,006)        64,506       (175,644)      (59,208)       (18,675)
                                                --------      --------        -------   ------------   -----------     ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ......      2,837             0              0      4,317,956       970,020        104,664
  Realized gain (loss) on shares
    redeemed ................................      3,885         8,020          9,957         22,827       108,823         27,074
  Net change in unrealized gain (loss)
    on investments ..........................     37,506       (42,696)        12,979    (11,283,218)    4,732,816      1,492,381
                                                --------      --------        -------   ------------   -----------     ----------
NET GAIN (LOSS) ON INVESTMENTS ..............     44,228       (34,676)        22,936     (6,942,435)    5,811,659      1,624,119
                                                --------      --------        -------   ------------   -----------     ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ................................   $116,131      $(41,682)       $87,442   $ (7,118,079)  $ 5,752,451     $1,605,444
                                                ========      ========        =======   ============   ===========     ==========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21



                                       A7

----------------------------------------
       Small Capitalization Stock
                Portfolio
----------------------------------------
    2000           1999          1998
-----------    -----------    ----------


$   260,355    $         0    $  104,052
-----------    -----------    ----------




    310,413        259,511        77,224

          0              0             0
-----------    -----------    ----------
    310,413        259,511        77,224
-----------    -----------    ----------
    (50,058)      (259,511)       26,828
-----------    -----------    ----------



  2,831,349        906,707     1,437,423

    227,091        260,478       (67,192)

  2,900,631      6,174,691       954,110
-----------    -----------    ----------
  5,959,071      7,341,876     2,324,341
-----------    -----------    ----------


$ 5,909,013    $ 7,082,365    $2,351,169
===========    ===========    ==========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21



                                       A8

                           FINANCIAL STATEMENTS OF THE
                      VARIABLE APPRECIABLE LIFE SUBACCOUNTS
            OF PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998


                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                           Money Market                             Diversified Bond
                                                             Portfolio                                  Portfolio
                                             ----------------------------------------   -----------------------------------------
                                                2000           1999          1998           2000          1999           1998
                                             -----------   -----------    -----------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) ............. $   399,289   $   319,686    $   334,485   $  1,325,784  $   (137,770)  $ $1,377,259
  Capital gains distributions received .....           0             0              0          2,919        67,535         88,872
  Realized gain (loss) on shares redeemed ..           0             0              0         53,547        41,756         65,294
  Net change in unrealized gain (loss) on
    investments ............................           0             0              0        665,982      (295,317)        22,951
                                             -----------   -----------    -----------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............................     399,289       319,686        334,485      2,048,232      (323,796)     1,554,376
                                             -----------   -----------    -----------   ------------  ------------   ------------

PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..............   1,417,335        18,255        362,297        949,512       485,236      1,209,116
  Policy Loans .............................    (451,268)     (182,692)      (147,149)      (823,629)     (553,832)      (529,009)
  Policy Loan Repayments and Interest ......     114,450       204,337        265,406        412,241       509,659        421,496
  Surrenders, Withdrawals and
    Death Benefits .........................    (530,444)     (433,849)      (627,277)      (794,828)   (1,188,933)    (1,336,342)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .......    (748,090)      252,166        538,372       (105,737)     (351,534)       682,202
  Withdrawal and Other Charges .............    (234,773)     (231,397)      (246,028)      (535,298)     (571,355)      (621,531)
                                             -----------   -----------    -----------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS ......................    (432,790)     (373,180)       145,621       (897,739)   (1,670,759)      (174,068)
                                             -----------   -----------    -----------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .........................           0             0        (15,018)             0             0         (2,680)
                                             -----------   -----------    -----------   ------------  ------------   ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...............................     (33,501)      (53,494)       465,088      1,150,493    (1,994,555)     1,377,628

NET ASSETS
  Beginning of year ........................   7,420,676     7,474,170      7,009,082     23,337,940    25,332,495     23,954,867
                                             -----------   -----------    -----------   ------------  ------------   ------------
  End of year .............................. $ 7,387,175   $ 7,420,676    $ 7,474,170   $ 24,488,433  $ 23,337,940   $ 25,332,495
                                             ===========   ===========    ===========   ============  ============   ============






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21



                                       A9

                                                     SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                  Equity                                 Flexible Managed                         Conservative Balanced
                 Portfolio                                   Portfolio                                  Portfolio
-----------------------------------------   -----------------------------------------   -----------------------------------------
    2000           1999          1998           2000           1999          1998           2000          1999           1998
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------
$  2,423,866   $  2,257,898  $  2,501,987   $  7,514,087  $   (953,894)  $  9,000,387   $  3,550,977  $  4,161,976   $  4,342,393
  28,254,310     22,859,279    20,675,751      3,321,644     2,827,339     27,434,444        823,803       658,398      6,925,741
   5,712,248      5,681,025     4,685,572      1,182,171     1,322,321      8,721,978        573,190       787,439        594,578


 (31,851,882)    (9,060,032)  (12,015,861)   (16,361,667)   14,382,751    (22,408,120)    (5,935,872)    1,388,838        329,870
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------



   4,538,542     21,738,170    15,847,449     (4,343,765)   17,578,517     22,748,689       (987,902)    6,996,651     12,192,582
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------




   6,903,314        484,980     8,768,106     14,061,606     4,963,270     19,460,603      7,155,408     2,955,315      8,965,691
  (5,748,041)    (5,865,015)   (6,477,542)    (6,167,119)   (7,384,636)    (7,974,049)    (2,686,924)   (2,889,851)    (3,015,778)
   4,060,348      5,452,661     4,223,794      5,589,669     7,010,849      5,598,233      2,275,856     2,927,288      1,976,521

  (7,764,547)    (7,992,313)   (9,891,027)   (12,338,277)  (10,727,647)   (13,996,390)    (5,277,744)   (5,619,206)    (6,131,547)

 (18,619,709)    (3,629,986)   (1,215,581)    (7,239,375)   (4,161,991)  (144,967,979)    (3,856,084)   (2,179,539)    (1,292,182)
  (4,763,451)    (5,119,578)   (5,422,744)    (9,108,467)   (9,811,225)   (11,055,099)    (4,635,229)   (4,974,621)    (5,312,571)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------




 (25,932,086)   (16,669,251)  (10,014,994)   (15,201,963)  (20,111,380)  (152,934,681)    (7,024,717)   (9,780,614)    (4,809,866)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------



           0              0      (132,641)             0             0       (177,182)             0             0         (8,012)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------


 (21,393,544)     5,068,919     5,699,814    (19,545,728)   (2,532,863)  (130,363,174)    (8,012,619)   (2,783,963)     7,374,704


 193,931,808    188,862,889   183,163,075    246,452,624   248,985,487    379,348,661    115,383,966   118,167,929    110,793,225
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------
$172,538,264   $193,931,808  $188,862,889   $226,906,896  $246,452,624   $248,985,487   $107,371,347  $115,383,966   $118,167,929
============   ============  ============   ============  ============   ============   ============  ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21


                                      A10

                           FINANCIAL STATEMENTS OF THE
                      VARIABLE APPRECIABLE LIFE SUBACCOUNTS
            OF PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998



                                                                                  SUBACCOUNTS
                                            -------------------------------------------------------------------------------------
                                                          High Yield Bond                              Stock Index
                                                             Portfolio                                  Portfolio
                                            -----------------------------------------   -----------------------------------------
                                                2000           1999          1998           2000          1999           1998
                                            ------------  ------------   ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) ............ $  3,367,669   $  (108,034) $   1,896,429    $   239,991   $   324,207    $   332,726
  Capital gains distributions received ....            0             0              0      3,072,410       976,749      1,074,502
  Realized gain (loss) on shares redeemed..     (102,471)     (217,380)      (173,650)       618,918     4,605,818      1,754,137
  Net change in unrealized gain (loss) on
    investments ...........................   (5,925,033)    1,589,321     (2,569,803)   (13,317,734)    8,162,150     11,731,008
                                            ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................   (2,659,835)    1,263,907       (847,024)    (9,386,415)   14,068,924     14,892,373
                                            ------------  ------------   ------------   ------------  ------------   ------------

PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .............      357,729       247,400        356,982      1,662,388       836,738       (458,592)
  Policy Loans ............................     (118,636)     (145,200)      (163,296)    (1,030,955)     (768,138)      (528,435)
  Policy Loan Repayments and Interest .....      104,423       288,800        167,408        557,262       641,476        429,300
  Surrenders, Withdrawals and
    Death Benefits ........................     (446,020)     (164,918)      (501,296)    (1,876,277)   (1,093,052)    (1,117,895)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ......     (618,028)   (3,734,139)    29,637,732     14,910,332    (6,699,608)    50,128,317
  Withdrawal and Other Charges ............     (283,224)     (332,102)      (283,352)      (944,712)     (876,437)      (637,808)
                                            ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS .....................   (1,003,756)   (3,840,159)    29,214,178     13,278,038    (7,959,021)    47,814,887
                                            ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ........................            0             0        (60,128)             0             0        687,255
                                            ------------  ------------   ------------   ------------  ------------   ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................   (3,663,591)   (2,576,252)    28,307,026      3,891,623     6,109,903     63,394,515

NET ASSETS
  Beginning of year .......................   32,097,093    34,673,345      6,366,319     84,402,967    78,293,064     14,898,549
                                            ------------  ------------   ------------   ------------  ------------   ------------
  End of year ............................. $ 28,433,502  $ 32,097,093   $ 34,673,345   $ 88,294,590  $ 84,402,967   $ 78,293,064
                                            ============  ============   ============   ============  ============   ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21




                                      A11

                                                      SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                   Value                                 Natural Resources                               Global
                 Portfolio                                   Portfolio                                  Portfolio
-----------------------------------------    ----------------------------------------   -----------------------------------------
    2000           1999          1998           2000           1999          1998           2000          1999           1998
------------   ------------  ------------    -----------   -----------    -----------   ------------  ------------   ------------
$    188,245   $    202,475  $    253,364    $    24,206   $     1,944    $     6,045   $     98,263  $   (116,089)  $    349,892
     894,397      1,332,460       721,671              0             0        148,927      5,399,070       518,662      2,640,161
      19,473        244,341       117,016         36,188       (57,207)      (134,568)       546,962     1,889,924         32,172

     524,291       (422,725)   (1,610,976)       918,934       823,662       (469,228)   (21,942,646)   25,916,670      7,149,778
------------   ------------  ------------    -----------   -----------    -----------   ------------  ------------   ------------



   1,626,406      1,356,551      (518,925)       979,328       768,399       (448,824)   (15,898,351)   28,209,167     10,172,003
------------   ------------  ------------    -----------   -----------    -----------   ------------  ------------   ------------



     547,515         93,369       625,273        155,087        77,747        228,273        (36,670)   (1,977,776)      (404,538)
    (231,609)      (299,074)     (348,765)       (68,780)      (71,684)       (84,877)      (228,803)     (156,604)      (117,217)
     194,515        310,105       211,308         72,335        80,720         66,313        142,448       170,944         65,209

    (320,926)      (501,214)     (642,033)       (95,483)        1,504       (290,597)      (747,884)      (19,903)      (359,688)

    (492,258)      (548,343)    1,663,734        585,940      (238,572)      (615,297)     3,209,197    (5,578,438)    47,651,150
    (305,866)      (331,274)     (356,431)       (90,581)      (76,851)       (96,836)      (517,820)     (418,808)      (207,310)
------------   ------------  ------------    -----------   -----------    -----------   ------------  ------------   ------------




    (608,629)    (1,276,431)    1,153,086        558,518      (227,136)      (793,021)     1,820,468    (7,980,585)    46,627,606
------------   ------------  ------------    -----------   -----------    -----------   ------------  ------------   ------------



           0              0        12,012              0             0            216              0             0         99,132
------------   ------------  ------------    -----------   -----------    -----------   ------------  ------------   ------------


   1,017,777         80,120       646,173      1,537,846       541,263     (1,241,629)   (14,077,883)   20,228,582     56,898,741


  11,893,287     11,813,167    11,166,994      2,429,316     1,888,053      3,129,682     84,734,575    64,505,993      7,607,252
------------   ------------  ------------    -----------   -----------    -----------   ------------  ------------   ------------
$ 12,911,064   $ 11,893,287  $ 11,813,167    $ 3,967,162   $ 2,429,316    $ 1,888,053   $ 70,656,692  $ 84,734,575   $ 64,505,993
============   ============  ============    ===========   ===========    ===========   ============  ============   ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21


                                      A12

                           FINANCIAL STATEMENTS OF THE
                      VARIABLE APPRECIABLE LIFE SUBACCOUNTS
            OF PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998



                                                                                  SUBACCOUNTS
                                              -----------------------------------------------------------------------------------
                                                         Government Income                         Prudential Jennison
                                                             Portfolio                                  Portfolio
                                              ---------------------------------------   -----------------------------------------
                                                 2000          1999           1998          2000          1999           1998
                                              ----------    ----------     ----------   ------------  ------------     ----------
OPERATIONS
  Net investment income (loss) ............   $   71,903    $   (7,006)    $   64,506   $   (175,644) $    (59,208)    $  (18,675)
  Capital gains distributions received ....        2,837             0              0      4,317,956       970,020        104,664
  Realized gain (loss) on shares redeemed .        3,885         8,020          9,957         22,827       108,823         27,074
  Net change in unrealized gain (loss) on
    investments ...........................       37,506       (42,696)        12,979    (11,283,218)    4,732,816      1,492,381
                                              ----------    ----------     ----------   ------------  ------------     ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................      116,131       (41,682)        87,442     (7,118,079)    5,752,451      1,605,444
                                              ----------    ----------     ----------   ------------  ------------     ----------

PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS
  Contract Owner Net Payments .............       67,199        34,276         83,309      1,004,701       918,991        350,999
  Policy Loans ............................      (19,901)      (71,671)       (35,201)      (876,131)     (541,040)      (186,693)
  Policy Loan Repayments and Interest .....       22,066        75,137         21,815        501,862       423,520        207,729
  Surrenders, Withdrawals and
    Death Benefits ........................      (74,961)      (34,096)       (89,934)      (825,690)     (548,558)      (263,749)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ......     (155,106)     (202,102)       277,254     13,062,339    12,249,824      2,831,858
  Withdrawal and Other Charges ............      (38,022)      (41,852)       (42,276)      (646,100)     (318,494)      (156,276)
                                              ----------    ----------     ----------   ------------  ------------     ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS .....................     (198,725)     (240,308)       214,967     12,220,981    12,184,243      2,783,868
                                              ----------    ----------     ----------   ------------  ------------     ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ........................            0             0         (2,774)             0             0         (7,320)
                                              ----------    ----------     ----------   ------------  ------------     ----------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................      (82,594)     (281,990)       299,635      5,102,902    17,936,694      4,381,992

NET ASSETS
  Beginning of year .......................    1,165,546     1,447,536      1,147,901     25,376,398     7,439,704      3,057,712
                                              ----------    ----------     ----------   ------------  ------------     ----------
  End of year .............................   $1,082,952    $1,165,546     $1,447,536   $ 30,479,300  $ 25,376,398     $7,439,704
                                              ==========    ==========     ==========   ============  ============     ==========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21



                                      A13

-----------------------------------------
        Small Capitalization Stock
                 Portfolio
-----------------------------------------
    2000           1999          1998
------------   ------------  ------------
$    (50,058)  $   (259,511) $     26,828
   2,831,349        906,707     1,437,423
     227,091        260,478       (67,192)

   2,900,631      6,174,691       954,110
------------   ------------  ------------



   5,909,013      7,082,365     2,351,169
------------   ------------  ------------



      82,627       (885,497)     (128,202)
    (186,248)      (101,211)      (80,146)
      74,943        114,167        53,994

    (460,849)       (55,230)     (115,378)

     704,175     16,521,836    17,433,339
    (312,408)      (259,459)     (112,420)
------------   ------------  ------------




     (97,760)    15,334,606    17,051,187
------------   ------------  ------------



           0              0       (78,796)
------------   ------------  ------------


   5,811,253     22,416,971    19,323,560


  49,111,946     26,694,975     7,371,415
------------   ------------  ------------
$ 54,923,199   $ 49,111,946  $ 26,694,975
============   ============  ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21



                                      A14

                      NOTES TO FINANCIAL STATEMENTS OF THE
                      VARIABLE APPRECIABLE LIFE SUBACCOUNTS
            OF PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

                                December 31, 2000

Note 1:  General

         Pruco Life of New Jersey Variable Appreciable Account (the "Account") was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey
         ("Pruco Life of New Jersey") which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life ("VAL"), Pruco Life of New Jersey PRUvider Variable Appreciable Life ("PRUvider"), effective November 10, 1999 Pruco Life of New Jersey PruSelect III ("PSEL III"), effective May 1, 2000 Pruco Life of New Jersey Survivorship Variable Universal Life ("SVUL") and effective February 12, 2001 Pruco Life of New Jersey PruLife Custom Premier ("VUL") contracts are invested in the Account.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are forty-one subaccounts within the Account. VAL contracts offer the option to invest in thirteen of these subaccounts, each of which invests only in its corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") as shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

         New sales of the VAL product, which invests in the Account, were discontinued as of May 1, 1992. However, premium payments made by the contract owners existing at that date will continue to be received by the Account.

         At December 31, 2000,  there were no balances  pertaining  to PruSelect
         III  in  the   subaccounts   investing   in  the  Series  Fund  or  the
         non-Prudential administered funds.

Note 2:  Significant Accounting Policies

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         INVESTMENTS--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

         SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         DISTRIBUTIONS   RECEIVED--Dividend   and  capital  gain   distributions
         received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.


                                      A15

Note 3:  Investment Information for the Prudential Series Fund, Inc. Portfolios

         The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 2000 were as follows:


                                                                          PORTFOLIOS
                                          -----------------------------------------------------------------------
                                             Money       Diversified                   Flexible     Conservative
                                             Market         Bond         Equity        Managed        Balanced
                                          -----------   -----------   ------------   ------------   -------------
         Number of shares (rounded):          738,718     2,170,960      7,042,378     13,726,975      7,339,121
         Net asset value per share:       $     10.00   $     11.28   $      24.50   $      16.53   $      14.63
         Cost:                            $ 7,387,175   $23,368,523   $158,202,254   $221,118,793   $104,433,497


                                                                    PORTFOLIOS (Continued)
                                            ---------------------------------------------------------------------
                                                High
                                                Yield          Stock                       Natural
                                                Bond           Index         Value        Resources     Global
                                            -----------     -----------   -----------    -----------  -----------

         Number of shares (rounded):          4,630,864       2,283,875       631,039        168,171    2,992,660
         Net asset value per share:         $      6.14     $     38.66   $     20.46    $     23.59  $     23.61
         Cost:                              $34,852,137     $75,647,014   $11,678,657    $ 2,843,225  $59,822,865


                                                 PORTFOLIOS (Continued)
                                        ----------------------------------------
                                                                       Small
                                         Government    Prudential  Capitalization
                                           Income       Jennison       Stock
                                        -----------   -----------   ------------
         Number of shares (rounded):         90,096     1,326,918      3,210,006
         Net asset value per share:     $     12.02   $     22.97   $      17.11
         Cost:                          $ 1,040,211   $35,029,017   $ 44,649,395


                                      A16

Note 4:  Contract Owner Unit Information

          Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 2000 were as follows:

                                                                                    SUBACCOUNTS
                                                     --------------------------------------------------------------------------
                                                       Money         Diversified                     Flexible     Conservative
                                                       Market           Bond          Equity          Managed       Balanced
                                                      Portfolio       Portfolio      Portfolio       Portfolio      Portfolio
                                                     -----------     -----------  -------------    ------------   ------------
         Contract Owner Units Outstanding
           (VAL - rounded) ..................          3,364,036       7,496,498     20,814,168      42,473,724     23,902,940
         Unit Value (VAL) ...................         $  2.12421     $   3.26626   $    8.28558    $    5.01132   $    4.10255
                                                      ----------     -----------   ------------    ------------   ------------
         Contract Owner Equity (VAL) ........         $7,145,918     $24,485,512   $172,457,454    $212,849,424   $ 98,063,006
                                                      ----------     -----------   ------------    ------------   ------------
         Contract Owner Units Outstanding
           (PRUvider - rounded) .............                N/A             N/A            N/A       4,109,419      3,241,273
         Unit Value (PRUvider) ..............         $      N/A     $       N/A   $        N/A    $    3.41846   $    2.86910
                                                      ----------     -----------   ------------    ------------   ------------
         Contract Owner Equity (PRUvider) ...         $      N/A     $       N/A   $        N/A    $ 14,047,885   $  9,299,537
                                                      ----------     -----------   ------------    ------------   ------------
         Contract Owner Units Outstanding
           (PSEL III - rounded) .............                  0               0              0               0              0
         Unit Value (PSEL III) ..............         $  1.06851     $   1.08844   $    1.08522    $    1.01972   $    1.02014
                                                      ----------     -----------   ------------    ------------   ------------
         Contract Owner Equity (PSEL III) ...         $        0     $         0   $          0    $          0   $          0
                                                      ----------     -----------   ------------    ------------   ------------
         Contract Owner Units Outstanding
           (SVUL - rounded) .................            233,010           2,670         76,084           9,665          8,829
         Unit Value (SVUL) ..................         $  1.03539     $   1.09365   $    1.06210    $    0.99186   $    0.99713
                                                      ----------     -----------   ------------    ------------   ------------
         Contract Owner Equity (SVUL) .......         $  241,257     $     2,921   $     80,809    $      9,586   $      8,804
                                                      ----------     -----------   ------------    ------------   ------------
         Total Contract Owner Equity ........         $7,387,175     $24,488,433   $172,538,264    $226,906,896   $107,371,347
                                                      ==========     ===========   ============    ============   ============


                                                                                SUBACCOUNTS (Continued)
                                                     -------------------------------------------------------------------------
                                                        High
                                                        Yield           Stock                        Natural
                                                        Bond            Index         Value         Resources       Global
                                                      Portfolio       Portfolio     Portfolio       Portfolio      Portfolio
                                                    ------------    ------------   -----------     -----------   ------------
            Contract Owner Units Outstanding
              (VAL - rounded) ..................      12,507,955      15,710,458     2,380,915         922,727     33,331,216
            Unit Value (VAL)  ..................     $   2.27300    $    5.60876   $   5.40997      $  4.29939    $   2.11852
                                                     -----------    ------------   -----------      ----------    -----------
            Contract Owner Equity (VAL) ........     $28,430,582    $ 88,116,188   $12,880,679      $3,967,162    $70,612,847
                                                     -----------    ------------   -----------      ----------    -----------
            Contract Owner Units Outstanding
              (PRUvider - rounded) .............             N/A             N/A           N/A             N/A            N/A
            Unit Value (PRUvider) ..............     $       N/A    $        N/A   $       N/A      $      N/A    $       N/A
                                                     -----------    ------------   ------------     ----------    -----------
            Contract Owner Equity (PRUvider) ...     $       N/A    $        N/A   $       N/A      $      N/A    $       N/A
                                                     -----------    ------------   ------------     ----------    -----------
            Contract Owner Units Outstanding
              (PSEL III - rounded) .............               0               0             0             N/A              0
            Unit Value (PSEL III) ..............     $   0.93826    $    0.97781   $   1.24018     $       N/A    $   0.99200
                                                     -----------    ------------   -----------     --------       -----------
            Contract Owner Equity (PSEL III) ...     $         0    $          0   $         0     $       N/A    $         0
                                                     -----------    ------------   -----------     --------       -----------
            Contract Owner Units Outstanding
              (SVUL-rounded) ...................           3,138         193,029        25,519             N/A         52,671
            Unit Value (SVUL) ..................     $   0.93083    $    0.92422   $   1.19069     $       N/A    $   0.83244
                                                     -----------    ------------   -----------     --------       -----------
            Contract Owner Equity (SVUL) .......     $     2,921    $    178,401   $    30,385     $       N/A    $    43,845
                                                     -----------    ------------   -----------     --------       -----------
            Total Contract Owner Equity ........     $28,433,502    $ 88,294,590   $12,911,064     $ 3,967,162    $70,656,692
                                                     ===========    ============   ===========     ===========    ===========



                                      A17

                                                               Subaccounts (Continued)
                                                    --------------------------------------------
                                                                                      Small
                                                     Government     Prudential    Capitalization
                                                       Income       Jennison          Stock
                                                      Portfolio     Portfolio       Portfolio
                                                    -----------    -----------    ------------
         Contract Owner Units Outstanding
           (VAL - rounded) ..................          464,962      10,256,402      25,043,979
         Unit Value (VAL) ...................       $  2.32912     $   2.95904    $    2.19307
                                                    ----------     -----------    ------------
         Contract Owner Equity (VAL) ........       $1,082,952     $30,349,103    $ 54,923,199
                                                    ----------     -----------    ------------
         Contract Owner Units Outstanding
           (PRUvider - rounded) .............              N/A             N/A             N/A
         Unit Value (PRUvider) ..............       $      N/A     $       N/A    $        N/A
                                                    ----------     ------------   ------------
         Contract Owner Equity (PRUvider) ...       $      N/A     $       N/A    $        N/A
                                                    ----------     ------------   ------------
         Contract Owner Units Outstanding
           (PSEL III - rounded) .............              N/A               0             N/A
         Unit Value (PSEL III) ..............       $      N/A     $   0.95689    $        N/A
                                                    ----------     -----------    ------------
         Contract Owner Equity (PSEL III) ...       $      N/A     $         0    $        N/A
                                                    ----------     -----------    ------------
         Contract Owner Units Outstanding
           (SVUL - rounded) .................              N/A         162,863             N/A
         Unit Value (SVUL) ..................       $      N/A     $   0.79943    $        N/A
                                                    ----------     -----------    ------------
         Contract Owner Equity (SVUL) .......       $      N/A     $   130,197    $        N/A
                                                    ----------     -----------    ------------
         Total Contract Owner Equity ........       $1,082,952     $30,479,300    $ 54,923,199
                                                    ==========     ===========    ============


                                      A18

Note 5:  Charges and Expenses

         A.   Mortality Risk and Expense Risk Charges

              The mortality risk and expense risk charges, at an effective annual rate of up to 0.60%, 0.90%, 0.50%, 0.90% and 0.45% are applied daily against the net assets representing equity of VAL, PRUvider, PruSelect III, SVUL and VUL contract owners held in each subaccount, respectively. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey. Pruco Life of New Jersey currently intends to charge only 0.25% on PruSelect III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life of New Jersey intends to charge only 0.25% but reserves the right to charge 0.45%.

         B.   Deferred Sales Charge

              A deferred sales charge is imposed upon surrenders of certain VAL, PRUvider, SVUL and VUL contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

         C.   Partial Withdrawal Charge

              A charge is imposed by Pruco Life of New Jersey on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a VAL or PRUvider contract and PruSelect III, SVUL or VUL contract, respectively.

         D.   Expense Reimbursement

              The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the VAL product's average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed and Conservative Balanced Portfolios of the Series Fund.

         E.   Cost of Insurance and Other Related Charges

              Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Pruco Life of New Jersey for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life of New Jersey for the guaranteed minimum death benefit risk.

Note 6:  Taxes

         Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

Note 7:  Net Increase (Decrease) in Net Assets Retained in the Account

         The increase (decrease) in net assets retained in the Account represents the net contributions (withdrawals) of Pruco Life of New Jersey to (from) the Account. Effective October 13, 1998, Pruco Life of New Jersey no longer maintains a position in the Account. Previously, Pruco Life of New Jersey maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

                                      A19

Note 8:  Unit Activity

         Transactions in units (including transfers among subaccounts) for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                                                  SUBACCOUNTS
                                  --------------------------------------------------------------------------------------
                                                   Money                                     Diversified
                                                   Market                                       Bond
                                                 Portfolio                                    Portfolio
                                  ---------------------------------------       ----------------------------------------
                                    2000          1999            1998            2000          1999            1998
                                    ----          ----            ----            ----          ----            ----
         Contract Owner
          Contributions:          1,942,266      1,394,252       1,651,137       683,886       1,817,938      3,461,354

         Contract Owner
            Redemptions:         (2,035,300)    (1,583,513)     (1,575,664)     (981,340)     (2,374,019)    (3,523,454)

                                                                  SUBACCOUNTS (Continued)
                                  --------------------------------------------------------------------------------------
                                                                                              Flexible
                                                   Equity                                     Managed
                                                 Portfolio                                    Portfolio
                                  ---------------------------------------       ----------------------------------------
                                    2000          1999            1998            2000          1999            1998
                                    ----          ----            ----            ----          ----            ----
         Contract Owner
           Contributions:         1,560,425      1,053,096       4,007,348      4,041,146      2,928,417     16,398,289

         Contract Owner
           Redemptions:          (4,722,060)    (3,213,126)     (5,431,230)    (6,990,317)    (6,981,723)   (51,572,419)

                                                                  SUBACCOUNTS (Continued)
                                  --------------------------------------------------------------------------------------
                                                 Conservative                               High Yield
                                                  Balanced                                     Bond
                                                  Portfolio                                  Portfolio
                                  ---------------------------------------       ----------------------------------------
                                    2000          1999            1998            2000          1999            1998
                                    ----          ----            ----            ----          ----            ----
         Contract Owner
           Contributions:         2,331,679      2,742,649       3,568,780        265,372     10,923,909     33,003,985

         Contract Owner
           Redemptions:          (4,008,763)    (5,207,302)     (4,841,159)      (680,602)   (12,518,142)   (21,070,995)

                                                                  SUBACCOUNTS (Continued)
                                  --------------------------------------------------------------------------------------
                                                   Stock
                                                   Index                                       Value
                                                  Portfolio                                  Portfolio
                                  ---------------------------------------       ----------------------------------------
                                    2000          1999            1998            2000          1999            1998
                                    ----          ----            ----            ----          ----            ----
         Contract Owner
           Contributions:         3,205,888     10,650,541      25,612,492        310,937        214,150        724,545

         Contract Owner
           Redemptions:            (910,208)   (12,168,789)    (14,154,931)      (430,110)      (494,521)      (492,449)

                                                                  SUBACCOUNTS (Continued)
                                  --------------------------------------------------------------------------------------
                                                    Natural
                                                   Resources                                    Global
                                                   Portfolio                                  Portfolio
                                  ---------------------------------------       ----------------------------------------
                                    2000          1999            1998            2000          1999            1998
                                    ----          ----            ----            ----          ----            ----
         Contract Owner
           Contributions:           306,275        152,344         172,330      1,770,930     31,717,854     84,626,033

         Contract Owner
           Redemptions:            (156,772)      (251,204)       (490,320)    (1,120,283)   (35,712,959)   (53,280,086)


                                      A20

                                                                  SUBACCOUNTS (Continued)
                                  --------------------------------------------------------------------------------------
                                                  Government                                 Prudential
                                                   Income                                     Jennison
                                                  Portfolio                                   Portfolio
                                  ---------------------------------------       ----------------------------------------
                                    2000          1999            1998            2000          1999            1998
                                    ----          ----            ----            ----          ----            ----
         Contract Owner
           Contributions:            89,130        144,899         265,519      4,440,077      4,934,733      1,808,411

         Contract Owner
           Redemptions:            (185,153)      (257,810)       (169,863)    (1,064,529)      (810,425)      (520,419)


                                          SUBACCOUNTS (Continued)
                           ----------------------------------------------------
                                                    Small
                                               Capitalization
                                                    Stock
                                                 Portfolio
                           -----------------------------------------------------
                                   2000          1999            1998
                                   ----          ----            ----

         Contract Owner
           Contributions:           840,102     24,413,256      30,167,243

         Contract Owner
           Redemptions:            (910,771)   (14,590,716)    (19,034,719)


Note  9:  Purchases and Sales of Investments

         The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 2000 were as follows:

                                                                          PORTFOLIOS
                                             ---------------------------------------------------------------------------
                                               Money        Diversified                       Flexible     Conservative
                                               Market           Bond           Equity          Managed       Balanced
                                               ------           ----           ------          -------       --------
          Purchases ..................      $ 2,366,155    $   883,859    $    266,466    $  1,148,066     $    676,862
          Sales ......................      $(2,881,655)   $(1,911,559)   $(27,124,900)   $(17,253,969)    $ (8,182,482)

                                                                          PORTFOLIOS
                                             ---------------------------------------------------------------------------
                                              High Yield       Stock                          Natural
                                                Bond           Index           Value          Resources      Global
                                               ------          -----           ------         ---------     ----------
         Purchases ..................       $   198,855    $ 15,241,068     $   526,006   $    792,995     $  3,313,171
         Sales ......................       $(1,385,330)   $ (2,476,719)    $(1,200,671)  $   (245,687)    $ (1,964,302)


                                              PORTFOLIOS (Continued)
                                   ---------------------------------------------
                                                                       Small
                                    Government      Prudential    Capitalization
                                      Income         Jennison          Stock
                                      ------         --------          -----
         Purchases ............    $  135,962    $ 12,480,027     $ 1,181,588
         Sales ................    $ (340,684)   $   (449,403)    $(1,513,723)


Note 10:  Related Party Transactions

         Prudential has purchased multiple individual VAL contracts of the Account insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no net premium payments for the year ended December 31, 2000. Equity of contract owners in that subaccount at December 31, 2000 includes approximately $182.4 million owned by Prudential in the Small Capitalization Stock, High Yield Bond, Global and Stock Index Subaccounts.

                                      A21

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Variable Appreciable Life Subaccounts of
Pruco Life of New Jersey Variable Appreciable Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio and Prudential Small Capitalization Stock Portfolio) of the Variable Appreciable Life Subaccounts of the Pruco Life of New Jersey Variable Appreciable Account at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agent for The Prudential Series Fund, Inc., provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 30, 2001

   Pruco Life Insurance Company of New Jersey

   Statements of Financial Position
   December 31, 2000 and 1999 (In Thousands)
   -----------------------------------------------------------------------------

                                                                                   2000              1999
                                                                                ----------       ----------
   ASSETS
   Fixed maturities
      Available for sale, at fair value (amortized cost, 2000: $614,858; and
         1999: $604,223)                                                         $ 612,851        $ 585,271
      Held to maturity, at amortized cost (fair value, 2000: $7,259; and
         1999: $6,938)                                                               7,470            7,470
   Policy loans                                                                    152,111          143,815
   Short-term investments                                                           28,759                -
   Other long-term investments                                                       3,577            2,520
                                                                                ----------       ----------
           Total investments                                                       804,768          739,076
   Cash and cash equivalents                                                        65,237           27,590
   Deferred policy acquisition costs                                               116,653          129,184
   Accrued investment income                                                        13,781           12,492
   Receivables from affiliate                                                       22,265           16,231
   Other assets                                                                        292              474
   Separate Account assets                                                       1,805,584        1,827,484
                                                                                ----------       ----------
   TOTAL ASSETS                                                                 $2,828,580       $2,752,531
                                                                                ==========       ==========

   LIABILITIES AND STOCKHOLDER'S EQUITY
   Liabilities
   Policyholders' account balances                                               $ 434,442        $ 416,492
   Future policy benefits and other policyholder liabilities                       108,218          104,750
   Cash collateral for loaned securities                                            48,309           17,900
   Securities sold under agreements to repurchase                                    9,754                -
   Income taxes payable                                                             29,913           27,829
   Other liabilities                                                                 8,793            7,107
   Separate Account liabilities                                                  1,805,584        1,827,484
                                                                                ----------       ----------
   Total liabilities                                                             2,445,013        2,401,562
                                                                                ----------       ----------
   Contingencies - (See Footnote 11)
   Stockholder's Equity
   Common stock, $5 par value;
         400,000 shares, authorized;
         issued and outstanding at
         December 31, 2000 and 1999                                                  2,000            2,000
   Paid-in-capital                                                                 128,689          125,000
   Retained earnings                                                               253,641          230,057
   Accumulated other comprehensive (loss) income                                     (763)          (6,088)
                                                                                ----------       ----------
   Total stockholder's equity                                                      383,567          350,969
                                                                                ----------       ----------
   TOTAL LIABILITIES AND
       STOCKHOLDER'S EQUITY                                                     $2,828,580       $2,752,531
                                                                                ==========       ==========

                        See Notes to Financial Statements

   Pruco Life Insurance Company of New Jersey

   Statements of Operations and Comprehensive Income
   Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
   -----------------------------------------------------------------------------------------------------------


                                                               2000              1999              1998
                                                             --------          --------         --------
   REVENUES
   Premiums                                                  $  5,717           $ 6,742         $  7,282
   Policy charges and fee income                               55,231            52,714           53,152
   Net investment income                                       54,524            47,600           47,032
   Realized investment (losses) gains, net                    (1,045)           (5,013)            8,446
   Asset management fees                                        8,467             7,407            5,641
   Other income                                                   331               386              114
                                                             --------          --------         --------

   Total revenues                                             123,225           109,836          121,667
                                                             --------          --------         --------

   BENEFITS AND EXPENSES

   Policyholders' benefits                                     28,201            26,237           30,679
   Interest credited to policyholders' account balances        19,326            18,846           19,038
   General, administrative and other expenses                  39,415            45,065           22,557
                                                             --------          --------         --------

   Total benefits and expenses                                 86,942            90,148           72,274
                                                             --------          --------         --------

   Income from operations before income taxes                  36,283            19,688           49,393
                                                             --------          --------         --------

   Income tax provision                                        12,699             6,891           17,570

   NET INCOME                                                  23,584            12,797           31,823

    Other comprehensive income (loss), net of tax:

      Unrealized gains (losses) on securities, net of
          reclassification adjustment                           5,325            (7,681)          (1,363)
                                                             --------          --------         --------

   TOTAL COMPREHENSIVE INCOME                                $ 28,909          $  5,116         $ 30,460
                                                             ========          ========         ========




                       See Notes to Financial Statements

   Pruco Life Insurance Company of New Jersey

   Statements of Changes in Stockholder's Equity
   Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
   -----------------------------------------------------------------------------

                                                                                Accumulated
                                                                                   other          Total
                                      Common       Paid-in-       Retained     comprehensive  stockholder's
                                       stock        capital       earnings     income (loss)     equity
                                      ------       --------       --------     ------------   -------------
   Balance, December 31, 1997         $2,000       $125,000       $185,437        $ 2,956       $315,393
      Net income                           -              -         31,823              -         31,823
      Change in net unrealized
        investment (losses) gains,
        net of reclassification
        and taxes                          -              -              -         (1,363)        (1,363)
                                      ------       --------       --------        -------       --------
   Balance, December 31, 1998          2,000        125,000        217,260          1,593        345,853
      Net income                           -              -         12,797              -         12,797
      Change in net unrealized
        investment (losses) gains,
        net of reclassification
        and taxes                          -              -              -         (7,681)        (7,681)
                                      ------       --------       --------        -------       --------
   Balance, December 31, 1999          2,000        125,000        230,057         (6,088)       350,969
      Contribution                                    3,689                                        3,689
      Net income                           -              -         23,584              -         23,584
      Change in net unrealized
        investment (losses) gains,
        net of reclassification
        and taxes                          -              -              -          5,325          5,325
                                      ------       --------       --------        -------       --------
   Balance, December 31, 2000         $2,000       $128,689       $253,641        $  (763)      $383,567
                                      ======       ========       ========        =======       ========




                       See Notes to Financial Statements

   Pruco Life Insurance Company of New Jersey

   Statements of Cash Flows
   Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
   -----------------------------------------------------------------------------

                                                                         2000           1999           1998
                                                                       ---------      ---------    -----------
   CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income                                                       $ 23,584       $  12,797    $    31,823
      Adjustments to reconcile net income to net cash from
       (used in) operating activities:
         Policy charges and fee income                                   (9,881)        (11,399)        (5,180)
         Interest credited to policyholders' account balances            19,326          18,846         19,038
         Realized investment losses (gains), net                          1,045           5,013         (8,446)
         Amortization and other non-cash items                           (9,254)         18,092          2,497
         Change in:
           Future policy benefits and other policyholders' liabilities    3,468          14,918          5,304
           Accrued investment income                                     (1,289)           (283)         1,866
           Policy loans                                                  (8,296)         (4,372)       (12,137)
           Receivable from affiliates                                    (6,034)        (19,723)          (815)
           Deferred policy acquisition costs                             12,531         (15,261)       (12,298)
           Income taxes payable                                           2,084           2,504         (9,826)
           Contribution from parent                                       3,689               -              -
           Other, net                                                     1,868           2,523         (8,954)
                                                                       --------       ---------    -----------
   Cash Flows From Operating Activities                                  32,841          23,655          2,872
                                                                       --------       ---------    -----------
   CASH FLOWS FROM INVESTING ACTIVITIES:
      Proceeds from the sale/maturity of:
         Fixed maturities:
           Available for sale                                           396,117         702,380      1,001,096
      Payments for the purchase of:
         Fixed maturities:
           Available for sale                                          (411,579)       (695,198)    (1,029,988)
           Held to maturity                                                   -          (7,470)             -
      Other long term investments, net                                   (1,058)             99           (854)
      Cash collateral for loaned securities, net                         30,409         (16,524)           761
      Securities sold under agreements to repurchase, net                 9,754         (27,210)        27,210
      Short term investments, net                                       (28,756)         11,040          6,800
                                                                       --------       ---------    -----------
   Cash Flows (Used in) From Investing Activities                        (5,113)        (32,883)         5,025
                                                                       --------       ---------    -----------
   CASH FLOWS FROM FINANCING ACTIVITIES:
      Policyholders' account balances:
         Deposits                                                       170,978         258,417        298,391
         Withdrawals                                                   (161,060)       (264,373)      (298,149)
                                                                       --------       ---------    -----------
   Cash Flows From (Used in) Financing Activities                         9,918          (5,956)           242
                                                                       --------       ---------    -----------
   Net increase (decrease) in Cash and cash equivalents                  37,647         (15,184)         8,139
   Cash and cash equivalents, beginning of year                          27,590          42,774         34,635
                                                                       --------       ---------    -----------
   CASH and CASH EQUIVALENTS, END OF PERIOD                            $ 65,237       $  27,590    $    42,774
                                                                       ========       =========    ===========

   SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes paid                                                   $ 13,421       $     480      $  27,083
                                                                       ========       =========    ===========



                       See Notes to Financial Statements

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   1.  BUSINESS

   Pruco Life Insurance Company of New Jersey ("the Company") is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell individual life insurance, variable life insurance, variable annuities, and fixed annuities ("the Contracts") only in the states of New Jersey and New York.

   The Company is a wholly owned subsidiary of Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is in the process of reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this demutualization to occur and that specified the process of demutualization. On December 15, 2000, Prudential's Board of Directors unanimously adopted the Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

   The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual annuities.

   2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation
   The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. All significant intercompany transactions and balances have been eliminated in consolidation.

   Use of Estimates
   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

   Investments
   Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

   Policy loans are carried at unpaid principal balances.

   Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents" with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

   Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Cash and cash equivalents
   Includes cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

   Deferred Policy Acquisition Costs
   The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium defiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive
   (loss) income."

   Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

   Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

   Securities loaned
   Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary.

   Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

   Securities sold under agreements to repurchase
   Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

   Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

   Separate Account Assets and Liabilities
   Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

   Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

   Insurance Revenue and Expense Recognition
   Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

   Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

   Asset Management Fees
   The Company receives asset management fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products. In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

   Derivative Financial Instruments
   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities.

   To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period. All derivatives used by the Company are for other than trading purposes.

   Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

   See Note 10 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment (losses)gains, net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

   Notes to Financial Statements

   ----------------------------------------------------------------------------

   2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Income Taxes
   The Company is a member of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

   New Accounting Pronouncements

   In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

   In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities
   - an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

   SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a foreign-currency-denominated forecasted transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

   The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified held-to-maturity securities, amounting to approximately $7.5 million at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized loss of approximately $.2 million, net of tax, which was recorded as a component of "Accumulated other comprehensive (loss) income" on the implementation date.

   In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, " Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

   Reclassifications
   Certain amounts in the prior years have been reclassified to conform to the current year presentation.

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   3.  INVESTMENTS

   Fixed Maturities
   The following tables provide additional information relating to fixed maturities as of December 31:

                                                                         2000
                                               --------------------------------------------------------
                                                                 Gross          Gross         Estimated
                                               Amortized      Unrealized      Unrealized        Fair
                                                  Cost           Gains          Losses          Value
                                                --------        ------        -------        --------
                                                                    (In Thousands)
      Fixed maturities available for sale
      U.S. Treasury securities and
        obligations of U.S. government
        corporations and agencies               $ 25,050        $  708        $     2        $ 25,756

      Foreign government bonds                    11,181           463              -          11,644

      Corporate securities                       578,627         7,314         10,490         575,451

      Mortgage-backed securities                       -             -              -               -
                                                --------        ------        -------        --------
      Total fixed maturities available for
        sale                                    $614,858        $8,485        $10,492        $612,851
                                                ========        ======        =======        ========


      Fixed maturities held to maturity

      Corporate securities                      $  7,470        $    -        $   211        $  7,259
                                                --------        ------        -------        --------
      Total fixed maturities held to
        maturity                                $  7,470        $    -        $   211        $  7,259
                                                ========        ======        =======        ========

                                                                        1999
                                            --------------------------------------------------------------
                                                                Gross          Gross         Estimated
                                              Amortized      Unrealized      Unrealized         Fair
                                                 Cost           Gains          Losses          Value
                                               --------         ------        -------        --------
                                                                    (In Thousands)
      Fixed maturities available for sale
      U.S. Treasury securities and
        obligations of  U.S. government
        corporations and agencies               $  9,489         $     -        $    63        $  9,426

      Foreign government bonds                     5,000               -             68           4,932

      Corporate Securities                       588,696             681         19,499         569,878

      Mortgage-backed securities                   1,038               -              3           1,035
                                                --------          ------        -------        --------

      Total fixed maturities available for
        sale                                    $604,223         $   681        $19,633       $ 585,271
                                                ========         =======        =======       =========

      Fixed maturities held to maturity
        Corporate securities                    $  7,470         $     -        $   532       $   6,938
                                                --------          ------        -------       ---------

      Total fixed maturities held to
        maturity                                $  7,470         $     -        $   532       $   6,938
                                                ========         =======        =======       =========

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   3.  INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2000, is shown below:

                                                         Available for Sale                   Held to Maturity
                                                     ---------------------------        --------------------------
                                                     Amortized    Estimated Fair        Amortized   Estimated Fair
                                                       Cost            Value               Cost         Value
                                                     ---------    --------------        ---------   --------------
                                                          (In Thousands)                     (In Thousands)
   Due in one year or less                           $  24,545      $ 24,476              $    -       $    -

   Due after one year through five years               254,007       254,205               1,000          978

   Due after five years through ten years              254,951       253,493               6,470        6,281

   Due after ten years                                  81,356        80,677                   -            -
                                                     ---------      --------              ------       ------

   Total                                             $ 614,858      $612,851              $7,470       $7,259
                                                     =========      ========              ======       ======

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the sale of fixed maturities available for sale during 2000, 1999, and 1998 were $354.4 million, $698.8 million, and $990.7 million, respectively. Gross gains of $2.2 million, $3.5 million, and $8.8 million, and gross losses of $5.2 million, $8.0 million, and $1.8 million were realized on those sales during 2000, 1999, and 1998, respectively. Proceeds from maturities of fixed maturities available for sale during 2000, 1999, and 1998 were $ 41.7 million, $3.6 million, and $10.4 million, respectively. During the years ended December 31, 2000, 1999, and 1998, there were no securities classified as held to maturity that were sold.

   Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $1.3 million, $0 million, and $.6 million for the years 2000, 1999 and 1998, respectively.

   Special Deposits
   Fixed maturities of $.5 million at both December 31, 2000 and 1999 respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                              2000        1999        1998
                                                            ---------   ---------   ----------
                                                                     (In Thousands)

      Fixed maturities                                      $  43,972   $  39,538   $   39,478
      Policy loans                                              8,053       7,641        7,350
      Short-term investments & cash equivalents                 5,126       2,516        3,502
      Other                                                     1,300          60         (842)
                                                            ---------   ---------   ----------
      Gross investment income                                  58,451      49,755       49,488
      Less investment expenses                                 (3,927)     (2,155)      (2,456)
                                                            ---------   ---------   ----------
      Net investment income                                 $  54,524   $  47,600   $   47,032
                                                            =========   =========   ==========

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   3.  INVESTMENTS (continued)

   Realized investment (losses) gains, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                    2000      1999       1998
                                                 ---------  ---------  --------
                                                         (In Thousands)

      Fixed maturities                           $ (4,324)  $ (4,616)  $  6,360
      Derivatives                                   2,924       (412)     2,076
      Other                                           355         15         10
                                                 --------   --------   --------

      Realized investment (losses) gains, net    $ (1,045)  $ (5,013)  $  8,446
                                                 ========   ========   ========

   Securities Pledged to Creditors

   The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position are $57.3 million.

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   3.  INVESTMENTS (continued)

   Net Unrealized Investment (Losses) Gains

   Net unrealized investment (losses) gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income". Changes in these amounts include adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                        Accumulated other
                                                                                                          comprehensive
                                                                                                           income (loss)
                                                                Deferred                    Deferred      related to net
                                                Unrealized       policy    Policyholders'  income tax       unrealized
                                              gains (losses)  acquisition     Account      (liability)      investment
                                              on investments     costs        Balances       benefit      gains (losses)
                                              --------------  -----------  --------------  -----------  ------------------
  Balance, December 31, 1997                    $   7,252      $ (3,379)     $    849       $ (1,766)        $  2,956
     Net investment gains on investments
       arising during the period                    4,966                                     (1,662)           3,304

     Reclassification adjustment for
       (losses) included in net income             (6,985)                                     2,338           (4,647)

     Impact of net unrealized investment
       (losses) on deferred policy
       acquisition costs                                           (166)                          58             (108)

     Impact of net unrealized investment
       gains on policyholders' account balances                                   138            (50)              88
                                                ---------      --------      --------       --------         --------
  Balance, December 31, 1998                    $   5,233      $ (3,545)     $    987       $ (1,082)        $  1,593
     Net investment (losses) on investments
       arising during the period                  (28,794)                                    10,366          (18,428)

     Reclassification adjustment for gains
       included in net income                       4,610                                     (1,660)           2,950

     Impact of net unrealized investment
       gains on deferred policy acquisition
       costs                                                     14,681                       (5,285)           9,396

     Impact of net unrealized investment
       (losses) on policyholders' account
       balances                                                                (2,499)           900           (1,599)
                                                ---------      --------      --------       --------         --------
  Balance, December 31, 1999                    $ (18,951)     $ 11,136      $ (1,512)      $  3,239         $ (6,088)

     Net investment gains (losses) on
       investments arising during the period       12,620                                     (4,454)           8,166

     Reclassification adjustment for gains
       included in net income                       4,324                                     (1,526)           2,798

     Impact of net unrealized investment
       (losses) on deferred policy acquisition
       costs                                                    (10,161)                       3,658           (6,503)

     Impact of net unrealized investment
       gains on policyholders' account
       balances                                                                 1,350           (486)             864
                                                ---------      --------      --------       --------         --------
  Balance, December 31, 2000                    $  (2,007)     $    975      $   (162)      $    431         $   (763)
                                                =========      ========      ========       ========         ========

   Notes to Financial Statements
   -----------------------------------------------------------------------------

   4.  DEFERRED POLICY ACQUISITION COSTS

   The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                        2000            1999
                                                     ---------       ----------
                                                           (In Thousands)

       Balance, beginning of year                    $ 129,184       $ 113,923
       Capitalization of commissions, sales
         and issue expenses                             10,638          13,439
       Amortization                                    (13,008)        (12,859)
       Change in unrealized investment losses          (10,161)         14,681
                                                     ---------       ---------

       Balance, end of year                          $ 116,653       $ 129,184
                                                     =========       =========

   5.  POLICYHOLDERS' LIABILITIES

   Future policy benefits and other policyholder liabilities at December 31 are as follows:


                                                      2000                1999
                                                    --------            --------
                                                          (In Thousands)

        Life insurance                              $103,557            $100,686
        Annuities                                      4,661               4,064
                                                    --------            --------
                                                    $108,218            $104,750
                                                    ========            ========

   Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.

   The following table highlights the key assumptions generally utilized in calculating these reserves:

             Product                       Mortality                     Interest Rate           Estimation Method
      ------------------       --------------------------------       -----------------      --------------------------

      Life insurance           Generally rates                          2.5% to 7.5%         Net level premium based
      variable and             guaranteed in calculating                                     on non-forfeiture
      interest-sensitive       cash surrender values                                         interest rate

      Life insurance  -        Best estimate plus a provision                6.75%           Net level premium plus a
      term insurance           for adverse deviation                                         provision for adverse
                                                                                             deviation.

      Individual               Mortality table varies based on         6.25% to 8.75%        Present value of
      annuities                the issue year of the contract.                               expected future
                               Current table (for 1998 & later                               payment based on
                               issues) is the Annuity 2000                                   historical experience
                               Mortality Table with certain
                               modifications

    Policyholders' account balances at December 31, are as follows:

                                                          2000            1999
                                                        --------        --------
                                                              (In Thousands)

          Interest-sensitive life contracts             $332,761        $323,798
          Individual annuities                           101,681          92,694
                                                        --------        --------
                                                        $434,442        $416,492
                                                        ========        ========

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   5.  POLICYHOLDERS' LIABILITIES (continued)

   Policyholders' account balances for interest-sensitive life and individual annuities are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, mortality charges.

   Certain contract provisions that determine the policyholder account balances are as follows:

              Product                           Interest Rate         Withdrawal / Surrender Charges
      ---------------------------------         -------------         -------------------------------

      Interest sensitive life contracts         4.0% to 6.5%          Various up to 10 years


      Individual annuities                      3.0% to 6.0%          0% to 7% for up to 7 years


   6.  REINSURANCE

   The Company participates in reinsurance with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

   Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the year ended December 31 are below.

                                                     2000       1999       1998
                                                    ------     ------     ------
                                                            (In Thousands)

      Reinsurance premiums ceded - affiliated       $ (19)     $ (17)     $ (28)
      Reinsurance premiums ceded - unaffiliated     $(445)     $   0      $   0

      Policyholders' benefits ceded                 $ 110      $   0      $   0

   Reinsurance recoverables, included in "Other assets" in the Company's Statements of Financial Position, at December 31 were as follows:

                                                    2000            1999
                                                   -----            ----
                                                      (In Thousands)

            Life insurance - affiliated            $ 369           $  16
                                                   =====           =====

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   7.  INCOME TAXES

   The components of income taxes for the years ended December 31, are as follows:

                                              2000          1999          1998
                                            --------      --------      --------
                                                       (In Thousands)
         Current tax expense (benefit):
            U.S                             $ 15,365      $  6,769      $ 14,786
            State and local                     --             178           523
                                            --------      --------      --------
          Total                               15,365         6,947        15,309
                                            --------      --------      --------


         Deferred tax expense (benefit):
            U.S                               (3,211)          (54)        2,198
            State and local                      545            (2)           63
                                            --------      --------      --------
            Total                             (2,666)          (56)        2,261
                                            --------      --------      --------

          Total income tax expense          $ 12,699      $  6,891      $ 17,570
                                            ========      ========      ========

   The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                               2000         1999         1998
                                             --------     --------     --------
                                                       (In Thousands)

       Expected federal income tax expense   $ 12,699     $  6,891     $ 17,288
       State and local income taxes               354          115          381
       Dividends received deduction              (843)        (878)        (500)
       Other                                      489          763          401
                                             --------     --------     --------
       Total income tax expense              $ 12,699     $  6,891     $ 17,570
                                             ========     ========     ========

   Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                            2000          1999
                                                           -------       -------
                                                                 (In Thousands)
          Deferred tax assets
             Insurance reserves                            $16,515       $ 9,711
             Net unrealized losses on securities               723         6,823

             Other                                           1,530         2,083
                                                           -------       -------
             Deferred tax assets                           $18,768       $18,617
                                                           -------       -------

          Deferred tax liabilities
             Deferred acquisition costs                     35,437        37,174
             Net investment gains                             --            --
             Other                                           3,601           879
                                                           -------       -------
             Deferred tax liabilities                       39,038        38,053
                                                           -------       -------

          Net deferred tax liability                       $20,270       $19,436
                                                           =======       =======

   Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

   Notes to Financial Statements

  ------------------------------------------------------------------------------

   7.  INCOME TAXES (continued)

   The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1995. The Service has begun their examination of the 1996 year.

   8.  STATUTORY NET INCOME AND SURPLUS

   Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                                       2000               1999               1998
                                                                                     --------           --------           --------
                                                                                                     (In Thousands)
              Statutory net income                                                   $ 21,268           $ 20,221           $ 18,704

              Adjustments to reconcile to net income on a GAAP basis:
              Amortization and capitalization of deferred
                acquisition costs                                                      (2,370)               580             12,464
              Deferred premium                                                            252               (314)               534
              Insurance revenues and expenses                                           1,409                983               (808)
              Income taxes                                                              4,633               (139)            (2,973)
              Valuation of investments                                                    280             (3,199)             5,896
              Amortization of IMR                                                        (986)            (2,089)            (2,102)
              Asset management fees                                                    (1,638)            (2,050)              --
              Other, net                                                                  736             (1,196)               108
                                                                                     --------           --------           --------
              GAAP net income                                                        $ 23,584           $ 12,797           $ 31,823
                                                                                     ========           ========           ========


                                                                                              2000                     1999
                                                                                           ---------                ---------
                                                                                                     (In Thousands)
              Statutory surplus                                                            $ 294,313                $ 274,437

              Adjustments to reconcile to equity on a GAAP basis:
              Valuation of investments                                                         9,232                   (9,644)
              Deferred acquisition costs                                                     116,653                  129,184
              Deferred premium                                                                  (907)                  (1,159)
              Insurance liabilities                                                          (19,274)                 (23,889)
              Income Taxes                                                                   (17,034)                 (17,977)
              Asset management fees                                                             --                     (2,050)
              Other, net                                                                         584                    2,067
                                                                                           ---------                ---------
              GAAP stockholder's equity                                                    $ 383,567                $ 350,969
                                                                                           =========                =========

      The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

      In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, and has estimated the potential effect of the Codification guidance to have a favorable impact of at least $10 million on the Company's surplus position, primarily as a result of the recognition of deferred tax assets.

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value Estimates fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

   Fixed maturities
   Estimated fair values for fixed maturities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

   Policy loans
   The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

   Investment contracts
   For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

   Derivative financial instruments
   See note 10 for disclosure of fair value on these instruments.

   The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                                         2000                                      1999
                                                              ------------------------------         -------------------------------
                                                               Carrying           Estimated            Carrying           Estimated
                                                                 Value            Fair Value             Value            Fair Value
                                                              ----------          ----------          ----------          ----------
                                                                                           (In Thousands)
             Financial Assets:
                Fixed maturities:
                    Available for sale                        $  612,851          $  612,851          $  585,271          $  585,271
                    Held to maturity                               7,470               7,259               7,470               6,938
                Policy loans                                     152,111             156,786             143,815             136,990
                Short-term investments                            28,759              28,759                --                  --
                Cash and cash equivalents                         65,237              65,237              27,590              27,590
                Separate Accounts assets                       1,805,584           1,805,584           1,827,484           1,827,484

             Financial Liabilities:
                Investment contracts                          $  102,255          $  102,255          $   93,158          $   93,158
                Cash collateral for loaned
                  securities                                      48,309              48,309              17,900              17,900
                Securities sold under agreements
                  to repurchase                                    9,754               9,754                --                  --

                Separate Accounts liabilities                  1,805,584           1,805,584           1,827,484           1,827,484

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

   Futures

   The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

   Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

   If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional and fair value of futures contracts was $3.6 million and $.1 million at December 31, 2000, respectively. The notional and fair value of futures contracts was $46.4 million and $(.6) million at December 31, 1999, respectively.

   Credit Risk

   The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. As of December 31, 2000, 100% of the notional consisted of interest rate derivatives.

   11.  CONTINGENCIES AND LITIGATION

   Prudential and the Company are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

   As of December 31, 2000, Prudential and/or the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believe that those actions are governed by the class settlement release and expect them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts,

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   11.  CONTINGENCIES AND LITIGATION (continued)

   including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

   Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

   The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially effected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, should not have a material adverse effect on the Company's financial position.

   12.  DIVIDENDS

   The Company is subject to New Jersey law which requires any shareholder dividend or distribution must be filed with the New Jersey Commissioner of Insurance. Cash dividends may only be paid out of earned surplus derived from realized net profits.

   13.  RELATED PARTY TRANSACTIONS

   The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

   Expense Charges and Allocations
   All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

   The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential.

   The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

   In accordance with a profit sharing agreement with Prudential, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company is charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These expenses are a component of general, administrative and other expenses.

   On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for PSF. The change was approved by the shareholders of the PSFI during early 2001 and effective January 1,2001, the Company will no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

   Corporate Owned Life Insurance
   The Company has sold a Corporate Owned Life Insurance ("COLI") policy to Prudential. The cash surrender value included in Separate Accounts was $182.4 million and $199.0 million at December 31, 2000 and December 31, 1999, respectively.

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   13.  RELATED PARTY TRANSACTIONS (continued)

   Reinsurance

   The Company currently has a reinsurance agreement in place with Prudential ("the reinsurer"). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 2000, 1999, and 1998.

   Debt Agreements
   In July 1998, the Company established a revolving line of credit facility with Prudential Funding LLC, a wholly-owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2000.

                       Report of Independent Accountants



   To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

   In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of the Prudential Insurance Company of America) at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


   PricewaterhouseCoopers LLP
   New York, New York
   March 13, 2001

Variable
APPRECIABLE
LIFE(R)
INSURANCE

Variable Appreciable Life(R) was issued by Pruco Life Insurance Company of New Jersey, 213 Washington Street, Newark, NJ 07102-2992 and offered through Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777, both subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777. Appreciable Life is a registered mark of Prudential.






[PRUDENTIAL LOGO]




  Pruco Life Insurance Company of New Jersey
  213 Washington Street, Newark, NJ 07102-2992
  Telephone 800 778-2255


  VAL-2 Ed. 5/2001

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") represents that the fees and charges deducted under the Variable Appreciable Life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION


The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.


New Jersey, being the state or organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1.A.(6)(c) to its Form S-6, Registration No. 333-85117, filed August 13, 1999.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 87 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1.  PricewaterhouseCoopers LLP, independent accountants.

     2.  Clifford E. Kirsch, Esq.

     3.  Pamela A. Schiz, FSA, MAAA.

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-B-2:

          A.    (1)     Resolution of Board of Directors of Pruco Life Insurance
                        Company of New Jersey establishing the Pruco Life of New
                        Jersey Variable Appreciable Account. (Note 7)
                (2)     Not Applicable.
                (3)     Distributing Contracts:
                        (a)   Distribution  Agreement  between Pruco  Securities
                              Corporation  and Pruco Life  Insurance  Company of
                              New Jersey. (Note 7)
                        (b)   Proposed   form   of   Agreement   between   Pruco
                              Securities  Corporation  and  independent  brokers
                              with respect to the Sale of the  Contracts.  (Note
                              7)
                        (c)   Schedules of Sales Commissions. (Note 7)
                (4)     Not Applicable.
                (5)     Variable Life Insurance Contracts.
                        (a)   With fixed death benefit. (Note 7)
                        (b)   With variable death benefit. (Note 7)
                        (c)   Revised  Contract with fixed death benefit.
                              (Note 7)
                        (d)   Revised  Contract  with  variable  death  benefit.
                              (Note 7)
                (6)     (a) Articles of  Incorporation  of Pruco Life  Insurance
                        Company of New Jersey,  as amended March 11, 1983.
                        (Note 7)
                        (b)   Certificate   of  Amendment  of  the  Articles  of
                              Incorporation  of Pruco Life Insurance  Company of
                              New Jersey, February 12, 1998. (Note 8)
                        (c)   By-laws  of Pruco  Life  Insurance  Company of New
                              Jersey, as amended August 4, 1999. (Note 3)
                (7)     Not Applicable.
                (8)     Not Applicable.
                (9)     Not Applicable.
                (10)    (a)   Application  Form  for Variable  Appreciable  Life
                              Insurance Contract. (Note 7)
                        (b)   Supplement   to  the   Application   for  Variable
                              Appreciable Life Insurance Contract. (Note 7)
                        (c)   New   Jersey   Application   Form   for   Variable
                              Appreciable Life Insurance Contract. (Note 2)
                        (d)   New York Application Form for Variable Appreciable
                              Life Insurance Contract. (Note 7)

                        (e) Revised New York Application Form for Variable Appreciable Life Insurance Contract. (Note 2)
                (11)    Form of Notice of Withdrawal Right. (Note 7)
                (12) Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)
                        (12)(ii) and method for computing cash adjustment upon exercise of right to exchange for fixed benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 9)
                (13)    Available Contract Riders.
                        (a) Rider for Insured's Waiver of Premium Benefit. (Note 7)
                        (b) Rider for Applicant's Waiver of Premium Benefit. (Note 7)
                        (c)   Rider  for  Insured's  Accidental  Death  Benefit.
                              (Note 7)
                        (d) Rider for Level Term Insurance Benefit on Life of Insured. (Note 7)
                        (e) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 7)
                        (f)   Rider for Interim Term Insurance Benefit. (Note 7)
                        (g) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 7)
                        (h) Rider for Decreasing Term Insurance on Life of Insured Spouse. (Note 7)
                        (i) Rider for Level Term Insurance on Dependent Children. (Note 7)
                        (j) Rider for Level Term Insurance on Dependent Children-from Term Conversions. (Note 7)
                        (k) Rider for Level Term Insurance on Dependent Children-from Term Conversions or Attained Age Change. (Note 7)
                        (l)   Rider for Coverage on Other Insured. (Note 7)
                        (m)   Rider defining Insured Spouse. (Note 7)
                        (n) Rider covering lack of Evidence of Insurability on a Child. (Note 2)
                        (o)   Rider modifying Waiver of Premium. (Note 2)
                        (p)   Rider to terminate a Supplementary  Benefit. (Note
                              7)
                        (q) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 7)
                        (r) Rider to provide for exclusion of Aviation Risk. (Note 7)
                        (s) Rider to provide for exclusion of Military Aviation Risk. (Note 7)
                        (t)   Rider to provide for exclusion of War Risk.  (Note
                              7)
                        (u) Endorsement for conversion of a Dependent Child. (Note 7)
                        (v) Endorsement for Contractual Conversion of a Term Policy. (Note 7)
                        (w) Endorsement for conversion of Level Term Insurance Benefit on a Child. (Note 2)
                        (x) Endorsement providing for Variable Loan Interest Rate. (Note 7)
                        (y)   Endorsement for Increase in Face Amount. (Note 7)
                        (z) Supplementary Monthly Renewable Non-Convertible One Month Term Insurance
                              (i)     for use in New  Jersey  with  fixed  death
                                      benefit Contract. (Note 7)
                              (ii)    for use in New Jersey with variable  death
                                      benefit Contract. (Note 7)
                              (iii)   for  use  in New  York  with  fixed  death
                                      benefit Contract. (Note 7)
                              (iv)    for use in New York  with  variable  death
                                      benefit Contract. (Note 7)
                        (aa) Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note
                              7)
                        (bb) New Jersey Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years. (Note 7)
                        (cc) New York Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years. (Note 7)
                        (dd) Endorsement for Contracts issued in connection with tax-qualified pension plans. (Note 7)
                        (ee)  Appreciable Plus Rider
                              (i)     for use in New Jersey. (Note 7)
                              (ii)    for use in New York. (Note 7)
                        (ff) Living Needs Benefit Rider for use in New Jersey. (Note 2)
                        (gg) Living Needs Benefit Rider for use in New York. (Note 2)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney.

          (a) William J. Eckert, IV , Ira J. Kleinman, Esther H. Milnes, David R. Odenath, Jr. I. Edward Price (Note 4)
          (b)     James J. Avery, Jr. (Note 6)
          (c)     Ronald R. Joelson (Note 5)


(Note   1)    Filed herewith.

(Note   2)    Incorporated  by reference to  Post-Effective  Amendment No. 24 to
              Form S-6, Registration No. 2-81243, filed April 29, 1997 on behalf of the Pruco Life of New Jersey Variable Insurance Account.


(Note   3)    Incorporated by reference to Form S-6, Registration No. 333-85117, filed  August  13,  1999 on behalf of the Pruco Life of New Jersey
              Variable Appreciable Account.

(Note   4)    Incorporated by reference to Pre-Effective  Amendment No.1 to Form
              S-6, Registration No. 333-49334, filed February 8, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note   5)    Incorporated  by reference to  Post-Effective  Amendment No. 14 to
              Form S-1, Registration No. 33-20018, filed April 10, 2001 on behalf of the Pruco Life of New Jersey Variable Contract Real
              Property Account.


(Note   6)    Incorporated  by reference to  Post-Effective  Amendment No. 10 to
              Form S-1, Registration No. 33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property
              Account.

(Note   7)    Incorporated  by reference to  Post-Effective  Amendment No. 26 to this Registration Statement, filed April 28, 1997.

(Note   8)    Incorporated  by reference to  Post-Effective  Amendment No. 12 to
              Form S-1, Registration No. 33-20018, filed April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real
              Property Account.

(Note   9)    Incorporated  by reference to  Post-Effective  Amendment No. 29 to this Registration Statement, filed April 29, 1999.

(Note  10)    Incorporated  by reference to  Post-Effective  Amendment  No. 7 to
              Form S-1, Registration No. 33-20018, filed April 12, 2000 on behalf of the Pruco Life of New Jersey Variable Contract Real
              Property Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 23rd day April, 2001.


(Seal)        Pruco Life of New Jersey Variable Appreciable Account
                                  (Registrant)

                 By: Pruco Life Insurance Company of New Jersey
                                   (Depositor)


Attest:  /s/ Thomas C. Castano                  By: /s/ Esther H. Milnes
         ------------------------------             ----------------------------
         Thomas C. Castano                          Esther H. Milnes
         Assistant Secretary                        President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 30 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 23rd day of April, 2001.


      Signature and Title


/s/ *
----------------------------------------------
Esther H. Milnes
President and Director




/s/ *
----------------------------------------------
William J. Eckert, IV
Vice President and Chief Accounting Officer



/s/ *
----------------------------------------------
James J. Avery, Jr.                              *By:   /s/ Thomas C. Castano
Director                                                ---------------------
                                                 Thomas C. Castano
                                                        (Attorney-in-Fact)




/s/ *
----------------------------------------------
Ronald P. Joelson
Director




/s/ *
Ira J. Kleinman
----------------------------------------------
Director



/s/ *
----------------------------------------------
David R. Odenath, Jr.
Director



/s/ *
----------------------------------------------
I. Edward Price
Director

                                  EXHIBIT INDEX


    Consent of PricewaterhouseCoopers LLP, independent                 Page II-6
    accountants.

3.  Opinion and Consent of Clifford E. Kirsch,  Esq.,                  Page II-8
    as to the legality of the securities being registered.

6.  Opinion  and  Consent  of Pam  Schiz,  FSA,  MAAA,  as to          Page II-9
    actuarial matters pertaining to the securities being registered.